UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-04611

Exact name of registrant as specified in charter:	Aberdeen Asia-Pacific Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2018

Item 1. Reports to Stockholders.

Aberdeen Standard
Investments
Aberdeen Asia-Pacific
Income Fund, Inc. (FAX)
Semi-annual Report
April 30, 2018
A marketplace in the SoHo district in Hong Kong.

Managed Distribution Policy (unaudited)

The Board of Directors of the Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. The Fund’s current monthly distribution is set at a rate of $0.035 per share. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and estimated composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940 (the “1940 Act”), as amended, the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2017, through the distributions declared on May 9, 2018 and June 11, 2018, consisted of 44% net investment income, 14% net realized short-term capital gains and 42% return of capital. The amounts and sources of distributions reported in this report are only estimates and are not being provided for tax reporting purposes.

In January 2019, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2018 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered shareholders and first-time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchase and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) for the six-month period ended April 30, 2018. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

Fund Updates

As of September 30, 2017, the Fund’s blended benchmark changed, as summarized below:

Index	Previous Weight	New Index	New Weight
Bloomberg AusBond Composite Index[1]	35.00%	Bloomberg AusBond Composite Index	35.00%
JP Morgan Asian Credit Index[2]	40.00%	JP Morgan Asian Credit Diversified Index[6]	40.00%
Markit iBoxx Asia Government Index[3]	15.00%	Markit iBoxx Asia Government Index	15.00%
Markit iBoxx Asia Government India Index[4]	5.00%	Markit iBoxx Asia Government India Index	5.00%
Markit iBoxx Asia Government Indonesia Index[5]	5.00%	Markit iBoxx Asia Government Indonesia Index	5.00%

[1]	The Bloomberg AusBond Composite Bond Index includes investment grade fixed interest bonds of all maturities issued in the Australian debt market under Australian law.
[2]	The JP Morgan Asian Credit Index (“JACI”) is a broad-based securities market index which consists of liquid US dollar-denominated debt securities issued out of Asia ex-Japan region.
[3]

The Markit iBoxx Asia Government Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from China, Hong Kong, India, Indonesia, Korea, Malaysia, Philippines, Singapore, Taiwan, and Thailand.

[4]	The Markit iBoxx Asia Government India Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from India.
[5]	The Markit iBoxx Asia Government Indonesia Index is a subset of the iBoxx Asia ex-Japan Index family investing in local currency sovereign bonds from Indonesia.
[6]	The JP Morgan Asian Credit Diversified Index is a variant of the JACI which helps in reducing concentration risk of the JACI index to any particular market.

Total Investment Return

For the six-month period ended April 30, 2018, the total return to shareholders of the Fund based on the net asset value (“NAV”) and market price of the Fund are as follows:

NAV*	-1.1%
Market Price*	-5.1%

*	assuming the reinvestment of dividends and distributions

The Fund’s NAV total return is based on the reported NAV on each financial reporting period end which could differ from the NAV disclosed within the financial statements.

NAV, Share Price and Discount

The below table represents comparison from current year to prior year of Market Price to NAV and associated Premium / Discount.

	NAV	Market Price	Discount
4/30/2018	$5.14	$4.57	11.1%
10/31/2017	$5.43	$5.03	7.4%

Portfolio Allocation

As of April 30, 2018, the Fund held 59.6% of its total investments in Asian debt securities, 32.9% in Australian debt securities, 5.0% in European debt securities, 2.2% in U.S. debt securities and 0.3% in developed Middle East debt securities.

Of the Fund’s total investments, excluding hedges, 36.9% were held in U.S. Dollar denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 35.5% in the Australian Dollar and 27.6% in various Asian currencies.

Of the Fund’s total investments, including hedges, 36.8% were held in U.S. Dollar denominated bonds issued by foreign issuers. The rest of the Fund’s currency exposure was 30.8% in the Australian Dollar and 32.4% in various Asian currencies.

Credit Quality

As of April 30, 2018, 45.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s* or Moody’s Investors Services, Inc. (“Moodys”).**

*	Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.
**	Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically, securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (continued)

Portfolio Management

The Fund is managed by Aberdeen’s Asia-Pacific fixed income team. The Asia-Pacific fixed income team works in a truly collaborative fashion; all team members have both portfolio management and research responsibilities. The team is responsible for the day-to-day management of the Fund.

Managed Distribution Policy

Distributions to common shareholders for the twelve-month period ended April 30, 2018 totaled $0.42 per share. Based on the share price of $4.57 on April 30, 2018, the distribution rate over the twelve-month period ended April 30, 2018 was 9.2%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 9, 2018 and June 11, 2018, the Fund announced that it will pay on May 31, 2018 and June 29, 2018, respectively, a distribution of U.S. $0.035 per share to all shareholders of record as of May 23, 2018 and June 21, 2018, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation.

Fund’s Leverage

The table below summarizes certain key terms of the Fund’s current leverage:

	Amount ($ in millions)	Maturity
4-year Term Loan B	$100	December 14, 2019
Revolving Credit Facility	$100	April 7, 2020
7-Year Series A Senior Secured Notes	$100	June 12, 2020
10-Year Series B Senior Secured Notes	$100	June 12, 2023
10-Year Series A Mandatory Redeemable Preferred shares	$50	June 27, 2023
15-Year Series C Senior Secured Notes	$50	February 8, 2032
15-Year Series D Senior Secured Notes	$100	August 10, 2032

The Series A Mandatory Redeemable Preferred Shares, with a liquidation value of $50 million, are rated AA by Fitch Ratings3 and the combined $350 million 7-year, 10-year and 15-Year Series A, B, C and D Senior Secured Notes are rated AAA by Fitch Ratings.

We believe the Fund has been able to lock in an attractive rate cost of borrowing and extend the maturity of the leverage facility while diversifying its borrowing structure during what we believe to be a favorable current interest rate environment. A more detailed description of the Fund’s leverage can be found in the Report of the Investment Manager and the Notes to Financial Statements.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV and management believes such repurchases may enhance shareholder value. During the six-month period ended April 30, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 200,000 and 1,135,695 shares, respectively.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings for the second and fourth quarters of each fiscal year are included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 31 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Unclaimed Share Accounts

Please be advised that abandoned or unclaimed property laws for certain states require financial organizations to transfer (escheat) unclaimed property (including Fund shares) to the state. Each state has its own definition of unclaimed property, and Fund shares could be considered “unclaimed property” due to account inactivity (e.g., no owner-generated activity for a certain period), returned mail (e.g.,

[3]	Fitch Ratings (“Fitch”) is an international credit rating agency. Fitch ratings range from AAA (reliable and stable) to D (high risk).

Aberdeen Asia-Pacific Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

when mail sent to a shareholder is returned to the Fund’s transfer agent as undeliverable), or a combination of both. If your Fund shares are categorized as unclaimed, your financial advisor or the Fund’s transfer agent will follow the applicable state’s statutory requirements to contact you, but if unsuccessful, laws may require that the shares be escheated to the appropriate state. If this happens, you will have to contact the state to recover your property, which may involve time and expense. For more information on unclaimed property and how to maintain an active account, please contact your financial adviser or the Fund’s transfer agent.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfax.com. Here, you can view monthly fact sheets, quarterly commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other Fund literature.

Enroll in our email services today and be among the first to receive the latest closed-end fund news, announcements, videos and information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign up today at cef.aberdeen-asset.us/en/cefinvestorcenter/contact-us/email.

Contact Us:

•	Visit: cef.aberdeen-asset.us;
•	Watch: http://cef.aberdeen-asset.us/en/cefinvestorcenter/aberdeen-closed-end-fund-tv;
•	Email: InvestorRelations@aberdeenstandard.com; or
•	Call: 1-800-522-5465 (toll-free in the U.S.).

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

All amounts are U.S. Dollars unless otherwise stated.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market review

There was a distinct transition in risk sentiment in the Asian fixed-income markets during the six-month period ended April 30, 2018. Over the first half of the period to the end of January 2018, Asian bonds were relatively stable, while currencies appreciated significantly against the U.S. dollar. Emerging-market sovereign spreads in January hit their tightest levels since 2014, while Asian investment-grade1 corporate bond spreads reached their tightest levels since before the global financial crisis, as markets were supported by robust flows. Given the heavier positioning across markets, investor sentiment became vulnerable to several risks. The U.S. Federal Reserve (Fed) continued to raise the federal funds rate as expected, resulting in the two-year U.S. Treasury yield rising by about 90 basis points (bps) over the reporting period and the 10-year yield breaching 3% towards the end of April 2018. Concerns over the potential for a full-blown trade war between the U.S. and China weighed on investor sentiment, while worries over the U.S.’s withdrawal from the Iran nuclear deal raised geopolitical tensions in the Middle East and helped drive another surge in the Brent crude oil price, which neared US$75 per barrel at the end of the reporting period.

Asia-Pacific government bond yields generally rose over the reporting period, particularly in the second half and in April 2018. Several Asian central banks also raised their policy rates during the period, including Malaysia and South Korea, with the Philippines and Indonesia following suit soon after the end of the reporting period in May 2018, given firm growth and rising external inflation risks. While regional currencies generally exhibited better stability than their G102 and broader emerging-market counterparts, they depreciated in the final three months of the period, surrendering some earlier gains.

However, most Asian bond markets delivered positive total returns over the reporting period, and the majority of regional currencies ended firmer against the U.S. dollar. Notably, Chinese bonds posted solid performance as yields continued to move lower, benefiting from the market’s inclusion in the Bloomberg Barclays global bond indices. China, Malaysia, Thailand and South Korea, also have current account surpluses, and these markets outperformed their regional peers. All four markets saw robust currency appreciation over the reporting period, with the Malaysia ringgit, Thai baht, Korean won and Chinese yuan ending the reporting period up 7.9%, 5.3%, 4.9% and 4.8%, respectively, against the U.S. dollar. Indonesian bonds were buoyed by their induction into the Bloomberg Barclays bond indices, but the Indonesian rupiah’s weakness pared the gains. Sri Lankan bonds benefited from the country’s improving fiscal management, but the Sri Lankan rupee’s decline trimmed the total returns. The Singapore dollar’s strength aided Singapore bond market returns, even though yields tracked U.S. Treasuries higher. Conversely, the Philippine and Indian markets lagged their peers. The former market was hampered by relatively weak bond performance and the latter by underperformance in the Indian rupee, which depreciated by 2.9% against the U.S. dollar over the period.

Regional credit markets moved lower on a total-return basis over the reporting period, mainly because of relative weakness in U.S. Treasuries. Investment-grade credits underperformed high-yield issues. Spreads in the investment-grade segment widened by 20 bps in the final three months and nearly 10 bps over the full reporting period, while high-yield spreads ended the period only marginally wider. At the sector level, technology credits were among the biggest market laggards as several Chinese companies were targeted in the China-U.S. trade spat. Consumer-sector credits were also not spared amid fears that global trade would be hurt. Despite higher energy prices, oil-and-gas credits weakened. The highly leveraged utility sector was hampered by the prospect of rising borrowing costs. Scandals at several Chinese and Indian banks hurt investor sentiment in the financial sector, while ongoing deleveraging and property curbs in mainland China weighed on infrastructure-related credits.

Fund performance review

The Fund returned -1.14% on a net asset value basis for the six-month period ended April 30, 2018, versus the -0.73% return of its blended benchmark.3 The Fund’s strategies in Asian U.S. dollar-denominated credit and Australian bonds detracted from absolute performance as both market segments declined during the period. However, the Fund’s underweight allocations to these sectors bolstered relative performance.

Asian local-currency bonds recorded positive absolute returns for the reporting period but the Fund’s exposure to the sector did not have a significant impact on relative performance. The Fund’s overweight positions in Indonesia and Sri Lanka contributed to both absolute and relative performance as these markets performed well during the period. However, weakness in the Indonesian rupiah and Sri Lankan

[1]

Companies whose bonds are rated as “investment grade” have a lower chance of defaulting on their debt than those rated as “non-investment grade.” Generally, these bonds are issued by long-established companies with strong balance sheets. Bonds rated BBB- or above are known as investment-grade bonds. Standard & Poor’s credit ratings communicate the agency’s opinion of relative level of credit risk. Ratings from AA to CCC may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment-grade category is a rating from AAA to BBB-.

[2]	The G-10 nations include Belgium, Canada, France, Germany, Italy, Japan, the Netherlands, Sweden, Switzerland, the UK and the U.S.
[3]

The Fund’s blended benchmark is composed of 35% Bloomberg AusBond Composite Index; 40% J.P. Morgan Asian Credit Diversified Index; 15% Markit iBoxx Asia Government Index; 5% Markit iBoxx Asia Government India Index; and 5% Markit iBoxx Asia Government Indonesia Index.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

rupee reduced these gains. An overweight position in Indian bonds hurt the Fund’s relative performance as the market declined, exacerbated by the Indian rupee’s weakness. The Fund’s overweight exposure to Asian local-currency high-yield bonds relative to its blended benchmark detracted from absolute and relative performance, attributable mainly to negative duration4 effects in Indonesia.

We have positioned the Fund for many of the more acute risks that the Asian markets face. Specifically, the Fund has had very little exposure to markets with higher correlations to U.S. Treasuries such as Hong Kong and Singapore, reducing the impact from rising interest rates, or the Philippines which for domestic reasons has been among the weakest-performing markets. We have used futures to hedge U.S. interest-rate risk and swaps5 to lock in the cost of leverage. We also have employed hedges on the Australian dollar. We have sought more idiosyncratically driven and resilient fixed-income markets such as China, which recently has outperformed the overall Asia-Pacific region. With the capital market expanding, we believe that there is scope to add to the Fund’s positions in China. Furthermore, we have initiated positions in what we view as out-of-favor markets such as Sri Lanka, which benefited Fund performance over the reporting period.

As recently as April 2018, Indonesia and several other countries, including the Philippines and India, were still seeing upgrades by the credit-rating agencies. China, Malaysia, Thailand and Singapore run current account surpluses. During the heightened market volatility over the last several months of the reporting period, their respective currencies, to which the Fund has exposure, generally outperformed those of other emerging markets as well as many developed countries. India has very little U.S. dollar-denominated debt; indeed, the government does not issue sovereign debt. Indonesia has some of the lowest debt levels of any country in the world, with a debt to gross domestic product (GDP) ratio of roughly 25%. The fiscal deficit is capped by law at 3% of GDP, but is typically comfortably below that.

With robust and improving fundamentals, we believe that there is opportunity in the Asian fixed-income market. Consequently, we decreased the Fund’s holdings in relatively more defensive credits in Australia and added credit risk in that market, while we also reduced hedging of the Australian dollar. We also rotated out of some of the more defensive positions in the Asian credit markets. In the

Indonesian local currency market, the five- to twenty-year yield curve widened to a multi-year high–with essentially no deterioration in fundamentals and the central bank already raising interest rates. Therefore, we extended the Fund’s duration in Indonesia. Shortly after the end of the reporting period, we increased the Fund’s duration in Malaysia given domestic factors centered on the surprising results of the country’s parliamentary election, with longer-dated yields rising to levels that typically see strong domestic support. We also extended the Fund’s duration and rotated out of some more defensive credit holdings in the Chinese market.

The overall impact on relative performance from the Fund’s use of derivatives, excluding leverage, was generally positive, driven by the currency overlay6 into Asian currencies, and the hedging of both Australian dollar risk and U.S. Treasury risk. However, the impact of leverage applied at the total portfolio level was negative, factoring in negative bond and currency performance, particularly in the final three months of the reporting period, and the cost of leverage.

Outlook

Over the past several months, the global market environment has been hit by negative investor sentiment driven to a large degree by geopolitical risks and uncertainty over potential outcomes. Instability in the Middle East and doubts about the U.S. withdrawal from the Iran nuclear deal are being reflected in volatile oil prices. Stronger commodity prices typically have benefited most emerging markets and countries such as Australia, particularly in an environment where global economic growth is improving. However, for now, even commodity exporters are underperforming. Similarly, the threat of a global trade war has hurt market sentiment, although with rhetoric from key political leaders changing on a weekly basis, we believe that it is difficult to forecast the economic impact. In our view, investors ultimately will need clarity on policies, but in the meantime, the tendency has been towards pricing in the worst-case outcomes.

For the most part, economic and corporate performance has remained positive. Firm global and regional demand has supported exports and production as well as the technology cycle, which has benefited Asia. Domestic demand in the Asia-Pacific region has remained resilient, supporting improvement in earnings. We believe that fiscal consolidation generally remains on track. China is focused on reining in its excesses; while that could slow growth, it has also resulted in capacity reductions that have benefited other emerging-

[4]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[5]	An interest rate swap is an agreement between two counterparties in which one stream of future interest payments is exchanged for another based on a specified principal amount.
[6]	A currency overlay seeks to separate the management of currency risk from the asset allocation and security selection decisions of the investor’s money managers.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

market producers. In Asia, several countries, including India, Indonesia, Philippines and Vietnam, have seen ratings upgrades in recent years, and the outlook remains positive, with the Asia-Pacific region benefiting from positive political transitions and reform, in our view. Flows into emerging markets and Asia over the last two years have been strong, following the shocks that hit the region in the prior years. Therefore, we believe it is possible that global investors have been primed for negative news. Market concerns are varied, including the cost of financing external debt as the U.S. dollar appreciates; the ballooning fiscal deficit in the U.S.; weaker demand as exports suffer from escalating trade conflict; and the potential for a policy-induced economic slowdown in China. Additionally, we believe that Asia is more vulnerable to the rise in commodity prices, including oil, given its status as a net oil importer. For a country such as India, higher commodity prices comprise one of the bigger risks. Nonetheless, markets have a tendency to overreact, so whether these concerns materialize is anyone’s guess, in our opinion.

We anticipate that major global central banks may continue normalizing interest rates, led by the Fed. In our view, this should drive short-dated yields higher. However, Fed rate hikes and rising U.S. Treasury yields have been forecast so well, we do not believe that the increases should surprise investors. The Fed is normalizing monetary policy because U.S. and global economic growth is improving, which historically has been positive for emerging markets and Asia, as we have seen in the recovery in exports. Notably, in our view, the Fed increased its benchmark interest rate by more than 400 bps over the previous monetary policy tightening cycle from 2004 to 2006. However during that period the U.S. dollar sold off and emerging-market and Asian currencies performed well. A strengthening global economy historically has been supportive for Asian exports and the technology sector. We believe that these conditions comprise a favorable backdrop for the Asian markets.

Outside of the U.S., we believe that there will be gradual policy tightening, given the risks we cited previously. Some central banks in Asia, such as South Korea, the Philippines, Malaysia and Indonesia, have already commenced gradual rate hikes, with India likely to follow in the coming quarters, in our view, even though inflation remains relatively stable.

Our credit strategy remains defensive. We prefer companies that, in our view, have conservative capital structures, balance-sheet strength and cash-flow generation. We also like Chinese and Hong Kong property credits because we believe that they have good execution and sizeable, high-quality land banks,7 although we prefer to position the Fund in shorter-dated debt, given our anticipation of greater supply in this segment. Overall, while we intend to maintain the Fund’s underweight allocation to commodities, we could make exceptions for companies that we believe have robust business models and improving debt levels. We see the widening in spreads as a healthy correction, which may present opportunities for us to add to holdings in issues that were previously too pricey. Yields on 10-year U.S. Treasuries have already moved towards upside forecasts of 3.25%, which in our view suggests the underlying drag from rising U.S. yields has been priced in to a great degree. In the near term, we believe that further spread-widening is likely, although we are generally seeing opportunities to increase risk.

In Australia, unemployment has remained stubbornly high, with weakness in the housing market dampening inflation and credit growth. We believe that improving employment could begin to reverse these dynamics in the first half of 2019. However, in the medium term, we believe that this backdrop creates an outlook for yields to remain broadly stable, with domestic economic and inflation softness counterbalancing further rate hikes in the U.S. For the Australian dollar, net non-resident financial flows remain at the highest level since 2015. Global demand, firm commodity markets and a stable economy in China are all positive for the currency. However, the broad appreciation of the U.S. dollar and the Australian dollar’s higher volatility has driven notable weakness in the currency. The relationship to typical benchmarks of risk or demand, such as equities (i.e., the Standard & Poor’s 500 Index8) and commodities has, at least in the near term, foundered, with the currency overshooting on the downside to levels far below longer-term moving averages seen during some of the heavy sell-offs in 2016. Indeed, the Australian dollar has traded closer to levels in our estimated worst-case scenario,9 prompting us to reduce the Fund’s hedges.

Loan Facilities and the Use of Leverage

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility, the Notes and the Series A MRPS (each as defined below) may be invested to seek to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline

[7]	A land bank is a large body of land held by a public or private company for future development or sale.
[8]	The S&P 500 Index comprises roughly 500 U.S. large-cap stocks and is considered to be representative of the broader U.S. equity market.
[9]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Asia-Pacific Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

The Fund employed leverage obtained via bank borrowing and other forms of leverage during the reporting period. On August 10, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $100 million of Series D senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series D notes were used to pay down $100 million of the Fund’s existing 5-year Term Loan A originally maturing on June 12, 2018 (the “Term A Facility”). On February 8, 2017, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $50 million of Series C senior secured notes rated ‘AAA’ by Fitch Ratings. Net proceeds of the Series C notes were used to refinance $50 million of the Fund’s existing syndicated revolving credit facility (the “Revolving Credit Facility”). On April 7, 2017, the Fund renewed its $100 million Revolving Credit Facility for a 3-year period with a syndicate of banks. On June 12, 2013, the Fund entered into a note purchase agreement with institutional investors relating to the private placement of $200 million of Series A and Series B senior secured notes rated `AAA’ by Fitch Ratings, $100 million due June 12, 2020 and $100 million due June 12, 2023 (the “Notes”). On the same day, the Fund also entered into a term loan agreement providing for $200 million in secured term loans from Bank of America, N.A., $100 million due June 12, 2016 (on December 14, 2015, the maturity of this loan was extended to December 14, 2019) and $100 million due June 12, 2018 (the “Term Loan Facility”), which was refinanced as outlined above. On June 27, 2013, the Fund issued a private offering of 2 million shares of Series A Mandatory Redeemable Preferred Shares due June 25, 2023 (the “Series A MRPS”). The Series A MRPS have a liquidation value of $50 million and are rated ‘AA’ by Fitch Ratings. The Fund’s outstanding balance as of April 30, 2018 was $100 million on the Revolving Credit Facility.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., cause the sale of portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement, and the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Fund’s investment manager, investment adviser, or sub-adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2018, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

Interest Rate Swaps

The Fund may enter into interest rate swaps to manage interest rate exposure and hedge interest rate risk. As of April 30, 2018, the Fund held interest rate swap agreements with an aggregate notional amount of $100 million, which represented 100% of the Fund’s Revolving Credit Facility. Under the terms of the agreements currently in effect, the Fund receives a floating rate of interest (three-month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms and based upon the notional amounts set forth below:

Remaining Terms as of April 30, 2018	Amount (in millions)	Fixed Rate Payable (%)
99 months	$25.0	2.27
102 months	59.0	1.57
114 months	16.0	2.36

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Asia-Pacific Income Fund, Inc.

Total Investment Return (unaudited)

The following table summarizes the average annual Fund performance for the 6-month, 1-year, 3-year, 5-year and 10-year periods as of April 30, 2018. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation.

	6 Months	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-1.1%	2.4%	2.7%	-0.3%	4.6%
Market Value	-5.1%	-0.6%	2.1%	-2.3%	4.4%

Returns represent past performance. Total investment return at NAV is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. All return data at NAV includes fees charged to the Fund, which are listed in the Fund’s Statement of Operations under “Expenses.” Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE American (formerly, NYSE MKT) during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program. The Fund’s total investment return is based on the reported NAV on the financial reporting period ended April 30, 2018. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfax.com or by calling 800-522-5465.

The annualized total operating expense ratio based on the six-month period ended April 30, 2018 was 2.58%. The annualized total operating expense ratio, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares, based on the six-month period ended April 30, 2018 was 1.15%.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2018, 45.1% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2018, compared to October 31, 2017 and April 30, 2017:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	CCC** %	NR*** %
April 30, 2018*	26.9	10.1	8.1	20.7	5.2	2.9	0.0	26.1
October 31, 2017	25.9	9.4	10.4	21.2	4.6	3.7	0.2	24.6
April 30, 2017*	28.2	11.6	9.6	24.3	3.9	3.7	0.0	18.7

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s or Moody’s if ratings differ. These rating agencies are independent, nationally recognized statistical rating organization and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. Aberdeen Asset Management Asia Limited (“AAMAL” or the “Investment Manager”) evaluated the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2018, compared to October 31, 2017 and April 30, 2017:

Date	Asia (including NZ) %	Australia %	Europe %	United States %	Africa %	Developed Middle East %	Canada %
April 30, 2018*	59.6	32.9	5.0	2.2	0.0	0.3	0.0
October 31, 2017	61.0	31.4	4.6	2.6	0.4	0.4	0.0
April 30, 2017*	62.0	31.9	4.5	1.6	0.0	0.0	0.0

*	Unaudited

Currency Composition

The table below shows the currency composition, including hedges, of the Fund’s total investments as of April 30, 2018, compared to October 31, 2017 and April 30, 2017:

Date	Australian Dollar %	Asian Currencies (including NZ Dollar) %	US Dollar** %
April 30, 2018*	30.8	32.4	36.8
October 31, 2017	27.6	28.7	43.7
April 30, 2017*	27.7	27.3	45.0

*	Unaudited
**	Includes U.S. Dollar-denominated bonds issued by foreign issuers: 36.9% of the Fund’s total investments on April 30, 2018, 42.2% of the Fund’s total investments on October 31, 2017, and 39.8% of the Fund’s total investments on April 30, 2017.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2018, the average maturity of the Fund’s total investments was 9.3 years, compared with 8.1 years at October 31, 2017 and compared with 7.8 years at April 30, 2017. The following table shows the maturity composition of the Fund’s investments as of April 30, 2018, compared to October 31, 2017 and April 30, 2017:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2018*	20.9	25.2	29.3	24.6
October 31, 2017	25.2	21.2	34.6	19.0
April 30, 2017*	22.9	18.7	38.1	20.3

*	Unaudited

Modified Duration

As of April 30, 2018, the modified duration of the Fund was 5.45 years. This calculation excludes the interest rate swaps that are used to manage the leverage of the Fund.

Aberdeen Asia-Pacific Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2018 and the previous six- and twelve- month periods.

	Apr-18	Oct-17	Apr-17
Australia
90 day Bank Bills	2.03%	1.69%	1.75%
10 yr bond	2.43%	2.28%	2.22%
currency USD per 1 AUD	$0.75	$0.77	$0.75
South Korea
90 day commercial paper	1.65%	1.40%	1.41%
10 yr bond	2.72%	2.58%	2.19%
currency local per 1USD	~~W~~1,068.05	~~W~~1,120.35	~~W~~1,137.90
Thailand
3 months deposit rate	1.00%	1.00%	1.00%
10 yr bond	2.44%	2.32%	2.71%
currency local per 1USD	~~B~~31.56	~~B~~33.22	~~B~~34.59
Philippines
90 day T-Bills	3.48%	2.12%	2.12%
10 yr bond	6.20%	4.80%	5.16%
currency local per 1USD	~~P~~51.75	~~P~~51.63	~~P~~49.97
Malaysia
3-month T-Bills	3.24%	3.00%	3.09%
10 yr bond	4.13%	3.90%	4.05%
currency local per 1USD	RM3.92	RM4.23	RM4.34
Singapore
3-month T-Bills	1.52%	1.23%	0.96%
10 yr bond	2.53%	2.15%	2.13%
currency local per 1USD	~~S~~$1.32	~~S~~$1.36	~~S~~$1.40
India
3-month T-Bills	6.11%	6.10%	6.18%
10 yr bond	7.75%	6.86%	6.96%
currency local per 1USD	₹66.74	₹64.77	₹64.33
Indonesia
3 months deposit rate	5.76%	5.93%	6.19%
10 yr bond	6.88%	6.77%	7.01%
currency local per 1USD	Rp13,912.50	Rp13,562.50	Rp13,329.00
China Onshore
3-month Bill Yield	2.63%	2.63%	2.63%
10 yr bond	3.63%	3.88%	3.46%
currency local per 1USD	¥6.34	¥6.63	¥6.90
Sri Lanka
3-month Generic Govt Yield	8.21%	8.80%	10.15%
10 yr bond	10.33%	10.38%	12.22%
currency local per 1USD	Rs157.70	Rs153.63	Rs152.50
Yankee Bonds
Indonesia	4.18%	3.22%	3.78%
Sri Lanka	6.67%	5.35%	n/a

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
BANK LOANS—0.6%
AUSTRALIA—0.6%
AUD	11,000	Brickworks Ltd. Term Loan C, 3-month LIBOR + 2.100%, 4.13%, 10/16/2025 (a)(b)	$8,281,349
			8,281,349
		Total Bank Loans — 0.6% (cost $8,716,952)	8,281,349
CORPORATE BONDS—65.7%
AUSTRALIA—1.7%
AUD	2,500	APT Pipelines Ltd., 7.75%, 07/22/2020 (c)	2,063,957
AUD	6,474	Brisbane Square Finance Pty Ltd., Zero Coupon, 11/25/2025 (b)(d)(e)(f)	5,275,438
AUD	7,787	CF Asia Pacific Group Pty Ltd., 8.35%, 11/30/2018 (b)(c)	5,982,227
AUD	4,310	NEXTDC Ltd., 6.25%, 06/09/2019 (b)(g)	3,340,796
AUD	7,300	Qantas Airways Ltd., 7.50%, 06/11/2021	6,148,178
			22,810,596
CHINA—18.3%
USD	3,759	361 Degrees International Ltd., 7.25%, 06/03/2019 (c)(g)	3,812,517
USD	3,950	Agile Group Holdings Ltd., 9.00%, 05/30/2018 (c)(g)	4,126,806
CNY	20,000	Agricultural Development Bank of China, 4.39%, 09/08/2027	3,095,484
CNH	10,000	Bank of China Ltd., 4.88%, 04/20/2020	1,596,083
USD	3,900	Central China Real Estate Ltd., 6.50%, 05/30/2018 (c)(g)	3,895,063
USD	4,500	Central China Real Estate Ltd., 8.00%, 05/30/2018 (c)(g)	4,558,959
USD	2,500	China Aoyuan Property Group Ltd., 6.35%, 01/11/2020 (c)	2,499,750
USD	3,000	China Aoyuan Property Group Ltd., 10.88%, 05/26/2018 (c)	3,009,000
CNH	11,250	China Development Bank, 3.60%, 11/13/2018	1,774,215
CNY	70,000	China Development Bank, 4.88%, 02/09/2028	11,320,574
CNH	8,000	China Development Bank Hong Kong, 3.20%, 09/21/2023	1,220,809
USD	7,000	China Overseas Finance Cayman III Ltd., 5.38%, 10/29/2023 (c)	7,315,882
USD	4,955	China Resources Gas Group Ltd., 4.50%, 04/05/2022 (c)	5,049,700
USD	4,000	Chinalco Capital Holdings Ltd., 4.25%, 04/21/2022 (c)	3,883,548
USD	7,500	CNOOC Curtis Funding No 1 Pty Ltd., 4.50%, 10/03/2023 (c)	7,670,595
USD	8,000	CNOOC Nexen Finance 2014 ULC, 4.25%, 04/30/2024	8,046,024
USD	6,810	Country Garden Holdings Co. Ltd., 7.25%, 05/30/2018 (c)(g)	6,980,727
CNY	30,000	Dalian Wanda Commercial Properties Co Ltd, 3.40%, 10/21/2019	4,482,766
USD	3,730	Franshion Brilliant Ltd., 3.60%, 03/03/2022 (c)	3,609,144
CNY	40,000	Franshion Brilliant Ltd., 5.20%, 03/08/2021 (c)	6,288,528
USD	5,200	Health and Happiness H&H International Holdings Ltd., 7.25%, 06/21/2018 (c)(g)	5,309,200
USD	4,000	Hilong Holding Ltd., 7.25%, 06/22/2020 (c)	3,965,236
USD	4,300	Industrial & Commercial Bank of China Ltd., 5 year CMT + 4.382%,6.00%, 12/10/2019 (c)(g)(h)	4,387,397
USD	7,000	New Metro Global Ltd., 4.75%, 02/11/2019 (c)	6,982,402
USD	7,100	New Metro Global Ltd., 5.00%, 08/08/2020 (c)(g)	6,504,629
USD	7,000	Postal Savings Bank of China Co. Ltd., 4.50%, 09/27/2022 (c)(g)(h)	6,615,000
USD	18,800	Proven Honour Capital Ltd., 4.13%, 05/19/2025 (c)	17,940,840
USD	8,434	Semiconductor Manufacturing International Corp., 4.13%, 10/07/2019 (c)	8,441,934
USD	7,600	Shimao Property Holdings Ltd., 8.38%, 02/10/2019 (c)(g)	8,089,995
USD	8,200	Sinopec Capital 2013 Ltd., 3.13%, 04/24/2023 (c)	7,883,754
USD	1,600	Sinopec Group Overseas Development 2012 Ltd., 3.90%, 05/17/2022 (c)	1,605,922
USD	4,400	Sinopec Group Overseas Development 2013 Ltd., 4.38%, 10/17/2023 (c)	4,481,501
USD	5,900	Sinopec Group Overseas Development 2014 Ltd., 4.38%, 04/10/2024 (c)	5,991,432
USD	1,530	Sinopec Group Overseas Development 2017 Ltd., 2.38%, 04/12/2020 (c)	1,501,288
USD	6,632	State Grid Overseas Investment 2016 Ltd., 2.75%, 05/04/2022 (c)	6,419,493
USD	14,738	State Grid Overseas Investment 2016 Ltd., 3.50%, 05/04/2027 (c)	14,041,870

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
CHINA (continued)
USD	7,500	Tencent Holdings Ltd., 3.80%, 02/11/2025 (c)	$7,436,978
USD	3,700	Tianqi Finco Co. Ltd., 3.75%, 11/28/2022 (c)	3,575,928
USD	7,200	Vanke Real Estate Hong Kong Co. Ltd., 3.98%, 11/09/2027 (c)	6,675,797
USD	5,400	Voyage Bonds Ltd., 3.38%, 09/28/2022 (c)	5,175,376
USD	3,500	Yankuang Group Cayman Ltd., 4.75%, 11/30/2020 (c)	3,341,912
USD	2,882	Yingde Gases Investment Ltd., 6.25%, 01/19/2021 (c)(g)	2,739,180
USD	3,600	Yunnan Energy Investment Overseas Finance Co. Ltd., 4.25%, 11/14/2022 (c)	3,436,974
			236,780,212
GERMANY—3.6%
AUD	7,500	KfW, 3.75%, 07/18/2018 (i)	5,667,271
AUD	5,000	KfW, 6.00%, 08/20/2020 (i)	4,067,031
AUD	20,500	KfW, 6.25%, 12/04/2019 (i)	16,383,165
AUD	15,000	KfW, 6.25%, 05/19/2021 (i)	12,519,819
AUD	10,000	Landwirtschaftliche Rentenbank, 4.75%, 04/08/2024 (i)(j)	8,262,769
			46,900,055
HONG KONG—3.6%
USD	2,594	CK Hutchison Capital Securities 17 Ltd., 5 year CMT + 2.070%,4.00%, 05/12/2022 (c)(g)(h)	2,522,341
USD	4,840	CK Hutchison International 17 Ltd., 2.88%, 04/05/2022 (c)	4,706,141
USD	3,900	Far East Consortium International Ltd., 3.75%, 09/08/2021 (c)	3,757,030
USD	5,326	FPC Treasury Ltd., 4.50%, 04/16/2023 (c)	5,270,194
USD	8,000	Hongkong Electric Finance Ltd., 2.88%, 05/03/2026 (c)	7,367,776
USD	15,500	Hutchison Whampoa Finance CI Ltd., 7.50%, 08/01/2027	19,427,886
USD	980	Hutchison Whampoa International 03/33 Ltd., 7.45%, 11/24/2033 (c)	1,316,310
USD	1,800	WTT Investment Ltd., 5.50%, 11/21/2020 (c)(g)	1,755,428
			46,123,106
INDIA—10.1%
USD	9,480	Adani Ports & Special Economic Zone Ltd., 4.00%, 06/30/2027 (c)(g)	8,732,284
INR	350,000	Adani Transmission Ltd., 10.25%, 04/15/2021	5,451,053
INR	500,000	Axis Bank Ltd., 8.85%, 12/05/2024	7,665,298
USD	3,840	Bharat Petroleum Corp. Ltd., 4.00%, 05/08/2025 (c)	3,702,194
USD	4,000	Bharti Airtel International Netherlands BV, 5.13%, 03/11/2023 (c)	4,026,284
INR	350,000	HDFC Bank Ltd., 7.95%, 09/21/2026	5,040,404
USD	3,800	Hindustan Petroleum Corp. Ltd., 4.00%, 07/12/2027 (c)	3,570,431
INR	100,000	Housing Development Finance Corp. Ltd., 8.65%, 09/18/2020	1,502,796
INR	250,000	Housing Development Finance Corp. Ltd., 8.75%, 01/13/2020 (g)	3,775,794
USD	10,700	ICICI Bank Ltd., 4.00%, 03/18/2026 (c)	10,174,384
INR	400,000	ICICI Bank Ltd., 7.60%, 10/07/2023	5,814,210
INR	250,000	ICICI Bank Ltd., 9.15%, 08/06/2024	3,896,730
INR	200,000	Indiabulls Housing Finance Ltd., 8.90%, 09/26/2021	3,024,075
INR	100,000	Indiabulls Housing Finance Ltd., 9.00%, 04/29/2026	1,536,647
INR	250,000	Indian Railway Finance Corp. Ltd., 8.83%, 03/25/2023	3,812,631
USD	3,780	Neerg Energy Ltd., 6.00%, 02/13/2020 (c)(g)	3,702,937
USD	3,400	NTPC Ltd., 4.75%, 10/03/2022 (c)	3,486,975
INR	200,000	NTPC Ltd., 8.49%, 03/25/2025 (f)	3,014,423
INR	100,000	NTPC Ltd., 8.73%, 03/07/2023	1,530,298
INR	100,000	NTPC Ltd., 9.17%, 09/22/2024	1,556,263
INR	250,000	Power Finance Corp. Ltd., 8.39%, 04/19/2025	3,745,348
INR	400,000	Power Finance Corp. Ltd., 8.65%, 12/28/2024	6,038,855

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
INDIA (continued)
INR	200,000	Power Grid Corp. of India Ltd., 8.93%, 10/20/2022	$3,086,374
USD	7,000	Reliance Industries Ltd., 4.13%, 01/28/2025 (c)	6,915,565
INR	250,000	Reliance Jio Infocomm Ltd., 8.95%, 10/04/2020	3,799,367
INR	200,000	Rural Electrification Corp. Ltd., 8.44%, 12/04/2021	3,005,805
INR	150,000	Rural Electrification Corp. Ltd., 9.34%, 08/25/2024	2,342,675
INR	70,000	Rural Electrification Corp. Ltd., 9.35%, 06/15/2022	1,082,552
INR	100,000	Tata Motors Ltd., 9.73%, 10/01/2020	1,541,762
USD	7,475	UPL Corp. Ltd., 3.25%, 10/13/2021 (c)	7,265,685
USD	6,883	Vedanta Resources PLC, 6.13%, 08/09/2021 (c)(g)	6,621,983
			130,462,082
INDONESIA—1.5%
USD	6,250	Chandra Asri Petrochemical Tbk PT, 4.95%, 11/08/2021 (c)(g)	5,811,375
USD	4,200	Jababeka International BV, 6.50%, 10/05/2020 (c)(g)	3,914,954
IDR	30,000,000	Lembaga Pembiayaan Ekspor Indonesia, 9.50%, 03/13/2020	2,219,084
USD	3,600	Medco Platinum Road Pte Ltd., 6.75%, 01/30/2022 (c)(g)	3,440,437
USD	9	Perusahaan Listrik Negara PT, 5.25%, 10/24/2042 (c)	8,584
USD	4,164	TBG Global Pte Ltd., 5.25%, 02/10/2019 (c)(g)	4,131,125
			19,525,559
ISRAEL—0.5%
USD	6,238	Teva Pharmaceutical Finance Netherlands III BV, 6.00%, 04/15/2024 (c)	6,053,121
			6,053,121
KUWAIT—0.3%
USD	3,500	Equate Petrochemical BV, 4.25%, 11/03/2026 (c)	3,399,669
MALAYSIA—2.7%
MYR	5,500	Cagamas Bhd, 4.45%, 11/25/2020	1,406,304
MYR	2,500	Cagamas Bhd, 5.80%, 08/08/2018	640,345
MYR	5,000	CIMB Group Holdings Bhd, 4.95%, 03/29/2023	1,265,635
MYR	5,000	Digi Telecommunications Sdn Bhd, 4.38%, 04/14/2022 (g)	1,273,900
USD	7,000	Gohl Capital Ltd., 4.25%, 01/24/2027 (c)	6,736,282
MYR	5,000	Konsortium Lebuhraya Utara-Timur KL Sdn Bhd, 4.75%, 12/02/2024	1,280,130
USD	6,000	Malayan Banking Bhd, 5 year USD Swap + 2.542%,3.91%, 10/29/2021 (c)(g)	5,950,914
MYR	4,800	Malaysia Airports Capital Bhd, 4.55%, 08/28/2020	1,228,400
USD	3,600	Press Metal Labuan Ltd., 4.80%, 10/30/2020 (c)(g)	3,439,076
MYR	5,000	Putrajaya Holdings Sdn Bhd, 5.10%, 04/22/2019	1,287,269
USD	3,736	RHB Bank Bhd, 2.50%, 10/06/2021 (c)	3,603,450
USD	7,000	TNB Global Ventures Capital Bhd, 3.24%, 10/19/2026 (c)	6,511,631
			34,623,336
NETHERLANDS—0.5%
USD	6,050	Samvardhana Motherson Automotive Systems Group BV, 4.88%, 06/16/2019 (c)(g)	6,103,059
OMAN—0.3%
USD	4,053	Oztel Holdings SPC Ltd., 6.63%, 04/24/2028 (c)	3,939,030
PHILIPPINES—2.7%
USD	4,000	AYC Finance Ltd., 5.13%, 09/13/2022 (c)(g)(h)	3,879,860
USD	7,000	ICTSI Treasury BV, 5.88%, 09/17/2025 (c)	7,442,785
USD	3,446	International Container Terminal Services, Inc., 7.38%, 03/17/2020 (c)	3,676,086

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
PHILIPPINES (continued)
USD	13,086	Megaworld Corp., 4.25%, 04/17/2023 (c)	$13,259,769
USD	7,000	Royal Capital BV, 5 year CMT + 5.930%,4.88%, 05/05/2024 (c)(d)(g)(h)	6,842,500
			35,101,000
REPUBLIC OF SOUTH KOREA—5.5%
USD	11,400	Busan Bank Co. Ltd., 3.63%, 07/25/2026 (c)	10,472,063
USD	7,218	Doosan Heavy Industries & Construction Co. Ltd., 2.13%, 04/27/2020 (c)	7,010,355
USD	6,000	Hyundai Capital Services, Inc., 2.63%, 09/29/2020 (c)	5,864,645
USD	6,160	Industrial Bank of Korea, 5 year CMT + 2.085%,3.90%, 07/31/2022 (c)(g)(h)	5,857,156
USD	11,111	Korea Development Bank (The), 2.63%, 02/27/2022	10,728,543
USD	10,658	Korea Hydro & Nuclear Power Co. Ltd., 3.00%, 09/19/2022	10,319,555
USD	13,652	Korea National Oil Corp., 2.63%, 04/14/2026 (c)	12,313,396
USD	7,760	Shinhan Bank Co. Ltd., 2.88%, 03/28/2022 (c)	7,513,384
USD	1,050	SK Telecom Co. Ltd., 3.75%, 04/16/2023 (c)	1,043,370
			71,122,467
SINGAPORE—2.2%
USD	6,833	DBS Group Holdings Ltd., 5 year USD Swap + 2.390%,3.60%, 09/07/2021 (c)(g)(h)	6,637,993
USD	7,289	Marble II Pte Ltd., 5.30%, 06/20/2019 (c)(g)	7,194,877
USD	3,800	Parkway Pantai Ltd., 5 year CMT + 4.430%,4.25%, 07/27/2022 (c)(g)(h)	3,667,000
USD	2,800	SingTel Group Treasury Pte Ltd., 2.38%, 10/03/2026 (c)	2,510,127
USD	9,000	United Overseas Bank Ltd., 5 year USD Swap + 2.236%,3.50%, 09/16/2021 (c)(g)(j)	8,832,717
			28,842,714
SUPRANATIONAL—5.1%
AUD	14,000	Asian Development Bank, 5.00%, 03/09/2022	11,438,847
AUD	6,800	Asian Development Bank, 6.25%, 03/05/2020	5,480,244
AUD	4,000	EUROFIMA, 5.50%, 06/30/2020	3,200,859
AUD	9,610	Eurofima, 6.25%, 12/28/2018 (c)	7,424,673
AUD	6,685	Eurofima, 6.25%, 12/28/2018 (c)	5,164,822
AUD	15,000	Inter-American Development Bank, 6.00%, 02/26/2021	12,372,110
AUD	11,200	Inter-American Development Bank, 6.50%, 08/20/2019	8,891,602
AUD	15,600	International Finance Corp., 5.75%, 07/28/2020	12,614,488
			66,587,645
THAILAND—3.0%
USD	1,200	Bangkok Bank PCL, 9.03%, 03/15/2029 (c)	1,639,488
USD	17,170	Krung Thai Bank PCL, 5 year CMT + 3.535%,5.20%, 12/26/2019 (c)(d)(g)(j)	17,430,640
USD	10,000	PTT Global Chemical PCL, 4.25%, 09/19/2022 (c)	10,111,320
USD	4,331	PTTEP Canada International Finance Ltd., 5.69%, 04/05/2021 (c)	4,579,730
USD	5,386	PTTEP Treasury Center Co. Ltd., 5 year CMT + 2.724%,4.60%, 07/17/2022 (c)(g)(h)	5,266,878
			39,028,056
UNITED ARAB EMIRATES—1.7%
USD	6,105	Abu Dhabi National Energy Co. PJSC, 4.88%, 04/23/2030 (c)	6,051,081
USD	7,500	DIB Sukuk Ltd., 3.66%, 02/14/2022 (c)	7,371,450
USD	5,400	First Abu Dhabi Bank PJSC, 3.00%, 03/30/2022 (c)	5,238,000
USD	3,700	MAF Global Securities Ltd., 5 year USD Swap + 3.476%,5.50%, 09/07/2022 (c)(d)(g)(h)	3,643,686
			22,304,217

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
UNITED KINGDOM—2.4%
USD	12,962	HSBC Holdings PLC, 5 year USD ICE Swap + 4.368%,6.38%, 03/30/2025 (g)(h)(j)	$13,350,860
USD	6,999	Standard Chartered PLC, 3.95%, 01/11/2023 (c)	6,872,731
USD	5,000	Standard Chartered PLC, 4.05%, 04/12/2026 (c)	4,876,345
USD	2,759	Standard Chartered PLC, 5 year USD Swap + 5.723%,7.75%, 04/02/2023 (c)(g)(h)	2,938,335
USD	2,871	Standard Chartered PLC, 144A, 3.95%, 01/11/2023 (c)	2,819,203
			30,857,474
		Total Corporate Bonds—68.7% (cost $894,930,045)	850,563,398
GOVERNMENT BONDS—73.0%
AUSTRALIA—37.2%
AUD	46,300	Australia Government Bond, 2.75%, 11/21/2028 (c)	34,718,255
AUD	12,400	Australia Government Bond, 3.25%, 04/21/2025 (c)	9,698,250
AUD	87,500	Australia Government Bond, 3.25%, 06/21/2039 (c)	66,754,251
AUD	51,000	Australia Government Bond, 3.75%, 04/21/2037 (c)	41,926,949
AUD	17,700	Australia Government Bond, 4.50%, 04/21/2033 (c)	15,815,969
AUD	6,700	Australia Government Bond, 5.25%, 03/15/2019 (c)	5,186,817
AUD	81,700	Australia Government Bond, 5.50%, 04/21/2023 (c)	70,299,768
AUD	6,000	New South Wales Treasury Corp., 3.00%, 04/20/2029 (c)	4,399,434
AUD	13,500	New South Wales Treasury Corp., 3.00%, 02/20/2030 (c)	9,798,351
AUD	7,500	New South Wales Treasury Corp., 4.00%, 05/20/2026 (c)	6,064,709
AUD	25,000	New South Wales Treasury Corp., 6.00%, 05/01/2020	20,242,930
AUD	15,000	New South Wales Treasury Corp., 6.00%, 03/01/2022	12,757,407
AUD	22,000	Queensland Treasury Corp., 4.25%, 07/21/2023 (c)	17,768,098
AUD	51,400	Queensland Treasury Corp., 5.50%, 06/21/2021 (c)	42,301,876
AUD	4,690	Queensland Treasury Corp., 6.00%, 06/14/2021 (c)(i)	3,924,770
AUD	47,100	Queensland Treasury Corp., 6.25%, 06/14/2019 (i)	37,152,409
AUD	16,200	Queensland Treasury Corp., 6.25%, 02/21/2020 (c)	13,075,146
AUD	20,000	Treasury Corp. of Victoria, 6.00%, 10/17/2022	17,271,732
AUD	5,000	Western Australian Treasury Corp., 2.50%, 07/23/2024	3,667,862
AUD	22,000	Western Australian Treasury Corp., 2.75%, 10/20/2022	16,626,796
AUD	25,000	Western Australian Treasury Corp., 3.75%, 10/23/2018 (c)	18,978,593
AUD	15,000	Western Australian Treasury Corp., 7.00%, 07/15/2021	12,873,734
			481,304,106
CHINA—2.1%
CNY	130,000	China Development Bank, 4.24%, 08/24/2027	20,031,789
CNY	4,000	China Government Bond, 2.85%, 01/28/2026 (k)	593,855
CNY	10,000	China Government Bond, 3.14%, 09/08/2020 (k)	1,570,765
CNY	3,000	China Government Bond, 3.46%, 07/11/2020 (k)	474,659
CNY	10,000	China Government Bond, 3.52%, 05/04/2027 (k)	1,551,870
CNY	2,000	China Government Bond, 3.57%, 11/17/2021 (k)	317,654
CNY	20,000	China Government Bond, 4.15%, 04/28/2031 (k)	3,245,000
			27,785,592
INDIA—8.1%
INR	150,000	Export-Import Bank of India, 7.62%, 09/01/2026	2,132,277
INR	750,000	India Government Bond, 7.68%, 12/15/2023	11,178,079
INR	1,000,000	India Government Bond, 7.72%, 05/25/2025	14,893,617
INR	1,675,000	India Government Bond, 7.73%, 12/19/2034	24,269,179
INR	1,041,880	India Government Bond, 8.08%, 08/02/2022	15,767,138
INR	1,739,000	India Government Bond, 8.30%, 07/02/2040	27,286,197

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
INDIA (continued)
INR	110,440	India Government Bond, 8.40%, 07/28/2024	$1,693,667
INR	9,590	India Government Bond, 9.20%, 09/30/2030	156,337
INR	50,000	State of Karnataka India, 7.38%, 09/27/2027	711,278
INR	500,000	State of Maharashtra India, 7.20%, 08/09/2027	6,969,149
			105,056,918
INDONESIA—13.8%
USD	4,402	Indonesia Government International Bond, 3.85%, 07/18/2027 (c)	4,242,458
USD	1,880	Indonesia Government International Bond, 4.35%, 01/08/2027 (c)	1,882,721
USD	591	Indonesia Government International Bond, 5.25%, 01/08/2047 (c)	610,341
IDR	464,400,000	Indonesia Treasury Bond, 5.63%, 05/15/2023	32,261,822
IDR	179,570,000	Indonesia Treasury Bond, 6.13%, 05/15/2028	12,132,672
IDR	13,800,000	Indonesia Treasury Bond, 7.00%, 05/15/2027	999,353
IDR	623,000,000	Indonesia Treasury Bond, 7.50%, 05/15/2038	44,779,874
IDR	288,224,000	Indonesia Treasury Bond, 8.38%, 09/15/2026	22,405,338
IDR	300,000,000	Indonesia Treasury Bond, 8.75%, 05/15/2031	24,204,852
IDR	100,000,000	Indonesia Treasury Bond, 8.75%, 02/15/2044	8,194,070
IDR	30,000,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	2,466,443
IDR	21,000,000	Indonesia Treasury Bond, 9.50%, 07/15/2031	1,776,190
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 3.40%, 03/29/2022 (c)	4,884,019
USD	4,970	Perusahaan Penerbit SBSN Indonesia III, 4.15%, 03/29/2027 (c)	4,839,538
USD	10,981	Perusahaan Penerbit SBSN Indonesia III, 4.35%, 09/10/2024 (c)	11,060,063
USD	1,500	Perusahaan Penerbit SBSN Indonesia III, 4.55%, 03/29/2026 (c)	1,507,500
			178,247,254
MALAYSIA—2.7%
MYR	37,600	Malaysia Government Bond, 3.44%, 02/15/2021	9,511,041
MYR	24,900	Malaysia Government Bond, 4.05%, 09/30/2021	6,398,288
MYR	3,500	Malaysia Government Bond, 4.74%, 03/15/2046	863,970
MYR	61,100	Malaysia Government Bond, 4.76%, 04/07/2037	15,527,981
MYR	10,000	Malaysia Government Investment Issue, 4.76%, 08/04/2037	2,512,496
			34,813,776
MONGOLIA—0.4%
USD	3,145	Mongolia (Government of) Credit Linked Note, Zero Coupon, 07/23/2018 (a)(b)	3,132,527
USD	2,200	Mongolia Government International Bond, 5.63%, 05/01/2023 (c)	2,133,846
			5,266,373
NORWAY—0.7%
AUD	7,000	Kommunalbanken, 4.50%, 04/17/2023 (c)	5,658,761
AUD	4,988	Kommunalbanken AS, 6.50%, 04/12/2021	4,173,584
			9,832,345
PHILIPPINES—1.0%
PHP	251,000	Philippine Government Bond, 3.63%, 03/21/2033	3,439,500
PHP	200,000	Philippine Government Bond, 4.63%, 09/09/2040	2,847,146
PHP	544	Philippine Government Bond, 6.38%, 01/19/2022	10,867
PHP	300,000	Philippine Government Bond, 8.00%, 07/19/2031	6,739,793
			13,037,306

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

Principal Amount (000)		Description		Value (US$)
GOVERNMENT BONDS (continued)
REPUBLIC OF SOUTH KOREA—0.5%
KRW	8,200,000	Korea Treasury Bond, 2.25%, 09/10/2037		$7,145,044
SAUDI ARABIA—0.8%
USD	4,549	Saudi Government International Bond, 4.63%, 10/04/2047 (c)		4,162,335
USD	6,007	Saudi Government International Bond, 5.00%, 04/17/2049 (c)		5,760,653
				9,922,988
SINGAPORE—1.3%
SGD	6,300	Singapore Government Bond, 2.13%, 06/01/2026		4,633,303
SGD	15,250	Singapore Government Bond, 3.00%, 09/01/2024		11,903,281
				16,536,584
SRI LANKA—2.2%
LKR	471,000	Sri Lanka Government Bond, 8.00%, 11/15/2018		2,972,724
LKR	388,000	Sri Lanka Government Bond, 8.50%, 07/15/2018		2,458,791
LKR	745,000	Sri Lanka Government Bond, 10.60%, 09/15/2019		4,781,960
LKR	1,680,000	Sri Lanka Government Bond, 10.75%, 01/15/2019		10,759,052
LKR	80,000	Sri Lanka Government Bond, 11.20%, 07/01/2022		525,983
LKR	90,000	Sri Lanka Government Bonds, 9.25%, 05/01/2020		565,512
LKR	150,000	Sri Lanka Government Bonds, 11.00%, 08/01/2021		981,114
LKR	240,000	Sri Lanka Government Bonds, 11.50%, 12/15/2021		1,596,971
USD	3,547	Sri Lanka Government International Bond, 5.75%, 04/18/2023 (c)		3,524,569
				28,166,676
SUPRANATIONAL—1.6%
AUD	10,000	International Bank for Reconstruction & Development, 4.25%, 06/24/2025		8,119,675
AUD	15,900	International Bank for Reconstruction & Development, 5.75%, 10/21/2019		12,572,445
				20,692,120
THAILAND—0.5%
THB	203,400	Thailand Government Bond, 3.65%, 06/20/2031		6,957,105
		Total Government Bonds—70.0% (cost $1,000,666,565)		944,764,187
SHORT-TERM INVESTMENT—3.2%
UNITED STATES—3.2%
State Street Institutional U.S. Government Money Market Fund, Institutional Class, 1.28% (l)			41,621,346	41,621,346
				41,621,346
		Total Short-Term Investment—3.2% (cost $41,621,346)		41,621,346
		Total Investments—142.5% (cost $1,945,934,908)		1,845,230,280

		Long Term Debt Securities		(550,000,000)
		Mandatory Redeemable Preferred Stock at Liquidation Value		(50,000,000)
		Other Assets in Excess of Liabilities—3.8%		49,325,359
		Net Assets—100.0%		$1,294,555,639

AUD—Australian Dollar	INR—Indian Rupee	PHP—Philippine Peso
CNH—Chinese Yuan Renminbi Offshore	KRW—South Korean Won	SGD—Singapore Dollar
CNY—Chinese Yuan Renminbi	LKR—Sri Lanka Rupee	THB—Thai Baht
IDR—Indonesian Rupiah	MYR—Malaysian Ringgit	USD—U.S. Dollar

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2018

(a)	Level 3 security. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Illiquid security.
(c)	Denotes a restricted security.
(d)	Variable or Floating Rate Security. Rate disclosed is as of April 30, 2018.
(e)	For this security the annuity payments increase by 3.25% every year, until the asset amortizes to zero.
(f)	Sinkable security.
(g)	The maturity date presented for these instruments represents the next call/put date.
(h)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date presented for these instruments represents the next call/put date.
(i)	This security is government guaranteed.
(j)	The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted.
(k)	China A securities. These securities are issued in local currency, traded in the local markets and are held through a qualified foreign institutional investor license.
(l)	Registered investment company advised by State Street Global Advisors. The rate shown is the 7 day yield as of April 30, 2018.

At April 30, 2018, the Fund held the following futures contracts:

Futures Contracts	Number of Contracts Long/(Short)	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation/ (Depreciation)
Long Contract Positions
United States Treasury Note 6%—2 year	501	06/29/2018	$106,455,862	$106,235,485	$(220,377)
United States Treasury Note 6%—Ultra Long	299	06/20/2018	46,003,647	46,980,375	976,728
					$756,351
Short Contract Positions
United States Treasury Note 6%—10 year	(687)	06/20/2018	$(82,226,377)	$(82,182,375)	$44,002
United States Treasury Note 6%—5 year	(419)	06/29/2018	(47,689,722)	(47,559,774)	129,948
					$173,950

At April 30, 2018, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
Indian Rupee/United States Dollar
07/10/2018	UBS	INR1,491,803,140	USD22,700,000	$22,260,253	$(439,747)
Malaysian Ringgit/United States Dollar
05/04/2018	HSBC Bank plc	MYR21,932,920	USD5,600,000	5,589,938	(10,062)
Philippine Peso/United States Dollar
06/22/2018	Citibank	PHP257,458,250	USD4,900,001	4,971,958	71,957
06/22/2018	Goldman Sachs	PHP215,127,000	USD4,100,000	4,154,469	54,469
Singapore Dollar/United States Dollar
05/25/2018	UBS	SGD38,800,000	USD29,492,247	29,277,583	(214,664)
South Korean Won/United States Dollar
06/29/2018	Citibank	KRW61,601,120,000	USD58,400,000	57,611,429	(788,571)
Thai Baht/United States Dollar
06/22/2018	UBS	THB1,073,940,275	USD34,473,093	34,078,021	(395,072)
				$157,943,651	$(1,721,690)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2018

Sale Contracts Settlement Date*	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
United States Dollar/Australian Dollar
05/25/2018	UBS	USD91,151,489	AUD117,500,000	$88,462,034	$2,689,455
United States Dollar/CNH
07/27/2018	Goldman Sachs	USD24,148,192	CNH152,819,420	24,099,889	48,303
United States Dollar/Indian Rupee
07/10/2018	UBS	USD22,800,000	INR1,498,374,960	22,358,315	441,685
United States Dollar/Malaysian Ringgit
05/04/2018	Standard Chartered Bank	USD19,400,000	MYR75,879,220	19,338,972	61,028
				$154,259,210	$3,240,471
				$312,202,861	$1,518,781

*	Certain contracts with different trade dates and like characteristics have been shown net.

At April 30, 2018, the Fund held the following centrally cleared interest rate swaps:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Premiums Paid (Received)	Unrealized Appreciation
USD	16,000,000	10/24/2027	Citibank	Receive	3-month LIBOR Index	2.36%	$—	$806,589
USD	25,000,000	07/07/2026	Citibank	Receive	3-month LIBOR Index	2.27%	—	1,101,007
USD	59,000,000	10/28/2026	Citibank	Receive	3-month LIBOR Index	1.57%	—	6,165,108
								$8,072,704

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2018

Assets
Investments, at value (cost $1,904,313,562)	$1,803,608,934
Short-term investments, at value (cost $41,621,346)	41,621,346
Foreign currency, at value (cost $20,762,457)	20,499,257
Cash at broker for interest rate swaps	3,991,768
Cash at broker for futures contracts	161,517
Cash at broker for forward foreign currency contracts	1,680,000
Cash at broker for China A shares	71,897
Interest receivable	25,310,087
Receivable for investments sold	3,415,839
Unrealized appreciation on forward foreign currency exchange contracts	3,366,897
Variation margin receivable for futures contracts	1,150,678
Prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares	2,653,943
Prepaid expenses and other assets	12,962
Total assets	1,907,545,125

Liabilities
Senior secured notes payable (Note 8)	350,000,000
Revolving credit facility payable (Note 9)	100,000,000
4-year term loan payable (Note 9)	100,000,000
Series A Mandatory Redeemable Preferred Shares ($25.00 liquidation value per share; 2,000,000 shares outstanding) (Note 7)	50,000,000
Interest payable on revolving credit facility, senior secured notes and term loans	4,121,196
Payable for investments purchased	3,306,795
Unrealized depreciation on forward foreign currency exchange contracts	1,848,116
Due to custodian	1,244,420
Investment management fees payable (Note 3)	1,077,353
Administration fees payable (Note 3)	226,687
Variation margin payable for futures contracts	220,377
Dividend payable on Series A Mandatory Redeemable Preferred Shares	190,712
Deferred foreign capital gains tax	139,406
Investor relations fees payable (Note 3)	48,130
Variation margin payable for centrally cleared swaps	28,446
Director fees payable	6,174
Other	531,674
Total liabilities	612,989,486

Net Assets Applicable to Common Shareholders	$1,294,555,639

Composition of Net Assets:
Common stock (par value $0.01 per share) (Note 5)	$2,519,308
Paid-in capital in excess of par	1,393,932,088
Distributions in excess of net investment income	(28,504,470)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(35,302,233)
Net unrealized (depreciation) on investments, futures contracts and interest rate swaps	(8,778,264)
Accumulated net realized foreign exchange gains	52,945,506
Net unrealized foreign exchange and forward foreign currency contract loss	(82,256,296)
Net Assets Applicable to Common Shareholders	$1,294,555,639
Net asset value per share based on 251,930,824 shares issued and outstanding	$5.14

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Operations (unaudited)

For the Six-Month Period Ended April 30, 2018

Net Investment Income

Income
Interest and amortization of discount and premium and other income (net of foreign withholding taxes of $1,382,649)	$43,008,226
Total Investment Income	43,008,226

Expenses
Investment management fee (Note 3)	5,202,494
Administration fee (Note 3)	1,095,501
Revolving credit facility, senior secured notes, term loans and Series A Mandatory Redeemable Preferred Shares fees and expenses	331,375
Custodian’s fees and expenses	280,337
Insurance expense	167,366
Reports to shareholders and proxy solicitation	140,706
Directors’ fees and expenses	124,677
Investor relations fees and expenses (Note 3)	120,045
Legal fees and expenses	90,536
Transfer agent’s fees and expenses	66,691
Independent auditors’ fees and expenses	44,405
Miscellaneous	68,090
Total operating expenses, excluding interest expense	7,732,223
Interest expense (Notes 8 & 9)	8,651,470
Distributions to Series A Mandatory Redeemable Preferred Shares (Note 7)	1,036,980
Net operating expenses	17,420,673

Net investment income applicable to common shareholders	25,587,553

Net Realized/Unrealized Gain/(Loss) from Investments and Foreign Currency Related Transactions:

Net realized gain/(loss) from:
Investment transactions (including $1,071,634 capital gains tax)	6,316,857
Futures contracts	3,040,707
Interest rate swaps	(133,795)
Forward foreign currency exchange contracts	7,863,329
Foreign currency transactions	(1,302,700)
15,784,398

Net change in unrealized appreciation/(depreciation) on:
Investments (including $(376,348) change in deferred capital gains tax)	(48,157,738)
Interest rate swaps	4,670,632
Futures contracts	172,109
Forward foreign currency exchange rate contracts	(3,358,330)
Foreign currency translation	(15,368,337)
(62,041,664)
Net (loss) from investments, interest rate swaps, futures contracts and foreign currencies	(46,257,266)
Net Decrease in Net Assets Applicable to Common Shareholders Resulting from Operations	$(20,669,713)

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six-Month Period Ended April 30, 2018 (unaudited)	For the Year Ended October 31, 2017

Increase/(Decrease) in Net Assets Applicable to Common Shareholders

Operations:
Net investment income	$25,587,553	$57,653,853
Net realized gain from investments, interest rate swaps and futures contracts	9,223,769	25,469,128
Net realized gain/(loss) from foreign currency transactions	6,560,629	(73,119,445)
Net change in unrealized appreciation/(depreciation) on investments, interest rate swaps and futures contracts	(43,314,997)	(38,643,224)
Net change in unrealized appreciation/(depreciation) on foreign currency translation	(18,726,667)	68,804,295
Net increase/(decrease) in net assets applicable to common shareholders resulting from operations	(20,669,713)	40,164,607

Distributions to Common Shareholders from:
Net investment income	(52,945,723)	(66,636,882)
Tax return of capital	—	(39,328,863)
Net decrease in net assets applicable to common shareholders from distributions	(52,945,723)	(105,965,745)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 200,000 and 1,135,695 shares of common stock, respectively (Note 6)	(932,500)	(5,446,710)
Change in net assets from common stock transactions	(932,500)	(5,446,710)
Change in net assets applicable to common shareholders resulting from operations	(74,547,936)	(71,247,848)

Net Assets Applicable to Common Shareholders:
Beginning of period	1,369,103,575	1,440,351,423
End of period (including distributions in excess of net investment income of ($28,504,470) and ($1,146,300), respectively)	$1,294,555,639	$1,369,103,575

Amounts listed as “-” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six-Month Period Ended April 30, 2018

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $5,543,009)	$47,033,711
Operating expenses paid	(15,698,209)
Dividends paid to Series A Mandatory Redeemable Preferred Shares	(1,031,485)
Payments received from broker for collateral on interest rate swaps	12,844,319
Purchases and sales of short-term portfolio investments, net	8,425,484
Purchases of long-term portfolio investments	(659,599,689)
Proceeds from sales of long-term portfolio investments	661,725,948
Realized gains on forward foreign currency exchange contracts closed	7,863,329
Realized losses on interest rate swap transactions	(133,795)
Payments received from broker for futures contracts	3,370,561
Increase in cash collateral held at broker for China A shares	(717)
Increase in collateral to broker for forward currency exhange contracts	(2,119,869)
Decrease in prepaid expenses and other assets	167,350
Net cash provided from operating activities	62,846,938
Cash flows provided from (used for) financing activities
Repurchase of common stock	(932,500)
Dividends paid to common shareholders	(52,958,496)
Negative cash due to custodian	(5,559,669)
Net cash used for financing activities	(59,450,665)
Effect of exchange rate on cash	(1,514,969)
Net increase in cash	1,881,304
Cash at beginning of period	17,373,533
Cash at end of period	$19,254,837

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net decrease in total net assets resulting from operations	$(20,669,713)
Decrease in investments	21,386,753
Net realized gain on investment transactions	(6,316,857)
Net realized foreign exchange losses	1,302,700
Net change in unrealized appreciation/depreciation on investments	48,157,738
Net change in unrealized foreign exchange gains/losses	18,726,667
Increase in interest receivable	(1,517,524)
Decrease in receivable for investments sold	2,818,543
Decrease in interest payable on bank loan, senior secured notes and term loans	(27,488)
Increase in dividend payable to preferred shares	5,495
Net change in variation margin on future contracts	(172,109)
Net decrease in other assets	167,350
Decrease in payable for investments purchased	(8,110,544)
Change in interest receivable/payable for closed interest rate swaps	7,513,261
Payments received from broker for interest rate swaps	660,426
Payments received from broker for futures contracts	329,854
Collateral to broker for forward foreign currency exchange contracts	(2,119,869)
Increase in cash collateral at broker for China A shares	(717)
Decrease in prepaid expenses in connection with revolving credit facility, senior secured notes, term loans and Series A Preferred Shares	264,526
Increase in accrued expenses and other liabilities	448,446
Total adjustments	83,516,651
Net cash provided from operating activities	$62,846,938

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Six-Month Period Ended April 30, 2018 (unaudited)		For the Fiscal Years Ended October 31,
			2017	2016	2015	2014	2013
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$5.43		$5.69	$5.57	$6.58	$6.89	$7.78
Net investment income	0.10		0.23	0.24	0.28	0.28	0.30
Net realized and unrealized gains/(losses) on investments, interest rate swaps, futures contracts and foreign currency transactions	(0.18)		(0.07)	0.29	(0.88)	(0.18)	(0.77)
Total from investment operations applicable to common shareholders	(0.08)		0.16	0.53	(0.60)	0.10	(0.47)
Distributions to Series A Mandatory Redeemable Preferred Shares:
Net investment income	–		–	–	–	–	–
Distributions to common shareholders from:
Net investment income	(0.21)		(0.26)	(0.24)	(0.40)	(0.42)	(0.42)
Tax return of capital	–		(0.16)	(0.18)	(0.02)	–	–
Total distributions to shareholders	(0.21)		(0.42)	(0.42)	(0.42)	(0.42)	(0.42)
Capital Share Transactions:
Impact due to open market repurchase policy (Note 6)	–		–	0.01	0.01	0.01	–
Total capital share transactions	–		–	0.01	0.01	0.01	–
Net asset value per common share, end of period	$5.14		$5.43	$5.69	$5.57	$6.58	$6.89
Market value, end of period	$4.57		$5.03	$4.92	$4.75	$5.88	$6.44

Total Investment Return Based on(b):
Market value	(5.11%	)	11.19%	12.90%	(12.38% )	(2.17% )	(13.37%	)
Net asset value	(1.14%	)	3.79%	11.35%	(8.19% )	2.33%	(5.89%	)(c)

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data(d):
Net assets applicable to common shareholders, end of period (000 omitted)	$1,294,556		$1,369,104	$1,440,351	$1,427,649	$1,718,944	$1,842,470
Average net assets applicable to common shareholders (000 omitted)	$1,359,159		$1,382,050	$1,433,905	$1,549,308	$1,771,852	$1,953,410
Net operating expenses	2.58%	(e)	2.42%	2.23%	2.15% (f)	1.97%	1.50%
Net operating expenses, excluding interest expense and distributions to Series A Mandatory Redeemable Preferred Shares	1.15%	(e)	1.15%	1.14%	1.14% (f)	1.09%	1.03%
Net investment income	3.80%	(e)	4.17%	4.30%	4.65%	4.14%	4.07%
Portfolio turnover	30%		57%	52%	45%	49%	42%
Leverage (senior securities) outstanding (000 omitted)	$550,000		$550,000	$525,000	$525,000	$550,000	$550,000
Leverage (preferred stock) outstanding (000 omitted)	$50,000		$50,000	$50,000	$50,000	$50,000	$50,000
Asset coverage ratio on long-term debt obligations at period end(g)	344%		358%	384%	381%	422%	444%
Asset coverage per $1,000 on long-term debt obligations at period end	$3,445		$3,580	$3,839	$3,815	$4,216	$4,441
Asset coverage ratio on total leverage at period end(h)	316%		328%	350%	348%	386%	407%
Asset coverage per share on total leverage at period end	$3,158		$3,282	$3,505	$3,483	$3,862	$4,071

Aberdeen Asia-Pacific Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Ratios calculated on the basis of income, expenses and preferred share dividends applicable to both the common and preferred shares relative to the average net assets of common shareholders. For the six-month period ended April 30, 2018 and fiscal years ended October 31, 2017, 2016, 2015, 2014 and 2013, the ratios of net investment income before preferred stock dividends to average net assets of common shareholders were 3.95%, 4.32%, 4.16%, 4.79%, 4.26% and 4.10%, respectively.
(e)	Annualized.
(f)	The expense ratio includes a one-time expense associated with the August 2011 shelf offering costs attributable to the registered but unsold shares that expired in August 2014.
(g)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(h)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any borrowings.

Amounts listed as “–” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2018

1. Organization

Aberdeen Asia-Pacific Income Fund, Inc. (the “Fund”) was incorporated in Maryland on March 14, 1986 as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to seek current income. The Fund may also achieve incidental capital appreciation. To achieve its investment objectives, the Fund normally invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in Asian debt securities, Australian debt securities and New Zealand debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

The Fund may invest up to 80% of its total assets, plus the amount of any borrowings for investment purposes, in “Asian debt securities,” which include: (1) debt securities of Asian Country (as defined below) issuers, including securities issued by Asian Country governmental entities, as well as by banks, companies and other entities which are located in Asian Countries, whether or not denominated in an Asian Country currency; (2) debt securities of other issuers denominated in, or linked to, the currency of an Asian Country, including securities issued by supranational issuers, such as The World Bank and derivative debt securities that replicate, or substitute for, the currency of an Asian Country; (3) debt securities issued by entities which, although not located in an Asian Country, derive at least 50% of their revenues from Asian Countries or have at least 50% of their assets located in Asian Countries; and (4) debt securities issued by a wholly-owned subsidiary of an entity located in an Asian Country, provided that the debt securities are guaranteed by the parent entity located in the Asian Country. With reference to items (3) and (4) above, Asian debt securities may be denominated in an Asian Country currency or in Australian, New Zealand or U.S. Dollars. The maximum country exposure to any one Asian Country (other than Korea) is limited to 20% of the Fund’s total assets and the maximum currency exposure to any one Asian Country currency (other than Korea) is limited to 10% of the Fund’s total assets. The maximum country exposure for Korea is limited to 40% of the Fund’s total assets, and the maximum currency exposure for Korea is limited to 25% of the Fund’s total assets.

“Asian Countries” (each, an “Asian Country”) include Bangladesh, China, Hong Kong, India, Indonesia, Japan, Malaysia, Pakistan, the Philippines, Singapore, South Korea, Taiwan, Thailand, Vietnam, Sri Lanka, Kazakhstan and Mongolia, and such other countries on the

Asian continent approved for investment by the Board upon the recommendation of Aberdeen Asset Management Asia Limited, the Fund’s investment manager (“AAMAL” or the “Investment Manager”).

2. Summary of Significant Accounting Policies

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification Topic 946 Financial Services-Investment Companies.

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to generally accepted accounting principles in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar is the functional currency for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Fund’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to transact at the measurement date.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1, the highest level, measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for similar assets, and Level 3, the lowest level, measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. If there are no current day bids, the security is valued at the previously applied bid. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size and the strategies employed by the Fund’s investment adviser generally trade in round lot sizes. In certain circumstances, some trades may occur in smaller “odd lot” sizes which may be effected at lower or higher prices than institutional round lot trades. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at amortized cost, if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Short-term investments are comprised of cash and cash equivalents invested in short-term investment funds which are redeemable daily. The Fund sweeps available cash into the State Street Institutional U.S. Government Money Market Fund; a “government money market fund” pursuant to Rule 2a-7 under the Investment Company Act of 1940, as amended (the “1940 Act”), which has an objective, which is not guaranteed, to maintain a $1.00 per share net asset value (“NAV”). Registered investment companies are valued at their net asset value as reported by such company. Generally, these investment types are categorized as Level 1 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Fund’s Pricing Committee may be classified as Level 2 or Level 3 depending on the nature of the inputs. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The following is a summary of the inputs used as of April 30, 2018 in valuing the Fund’s investments and other financial instruments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

	Level 1-Quoted Prices ($)	Level 2-Other Significant Observable Inputs ($)	Level 3-Significant Unobservable Inputs ($)	Total ($)
Investments, at Value
Investments in Securities
Fixed Income Investments
Bank Loans	$–	$–	$8,281,349	$8,281,349
Corporate Bonds	–	888,768,290	–	888,768,290
Government Bonds	–	903,426,768	3,132,527	906,559,295
Total Fixed Income Investments	–	1,792,195,058	11,413,876	1,803,608,934
Short-Term Investment	41,621,346	–	–	41,621,346
Total Investments	$41,621,346	$1,792,195,058	$11,413,876	$1,845,230,280
Other Financial Instruments
Centrally Cleared Interest Rate Swap Agreements	$–	$8,072,704	$–	$8,072,704
Forward Foreign Currency Exchange Contracts	–	3,366,897	–	3,366,897
Futures Contracts	1,150,678	–	–	1,150,678
Total Other Financial Instruments	$1,150,678	$11,439,601	$–	$12,590,279
Total Assets	$42,772,024	$1,803,634,659	$11,413,876	$1,857,820,559
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(1,848,116)	$–	$(1,848,116)
Futures Contracts	(220,377)	–	–	(220,377)
Total Liabilities – Other Financial Instruments	$(220,377)	$(1,848,116)	$–	$(2,068,493)

Amounts listed as “–” are $0 or round to $0.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each fiscal period. For the six-month period ended April 30, 2018, there were no transfers between Levels 1, 2, or 3. For the six-month period ended April 30, 2018, there were no significant changes to the fair valuation methodologies. Level 3 investments held, at the beginning, during and at the end of the six-month period in relation to net assets were not significant (less than 0.89% of total net assets) and accordingly, a reconciliation of Level 3 assets for the six-month period ended April 30, 2018 is not presented. The valuation technique used at April 30, 2018 was a single unadjusted broker quote and fair valuation as determined by the Funds Pricing Committee. The inputs utilized by the broker to value the investment were not available.

b. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933. Rule 144A

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

c. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the current daily rates of exchange at the Valuation Time; and

(ii)	purchases and sales of investment securities, income and expenses – at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because the foreign currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

d. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency, interest rate and credit risk and as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies.

The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six-month period ended April 30, 2018, the Fund used forward contracts to hedge and efficiently manage Australian and certain Asian currency exposure.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Forward contracts are subject to the risk that a counterparty to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts:

The Fund may invest in financial futures contracts (“futures contracts”) for the purpose of hedging its existing portfolio securities, or securities that the Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes, however, in those instances, (a) either the aggregate initial margin and premiums required to establish the Fund’s position may not exceed 5% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract into which it has entered into, or (b) the aggregate net notional value of the Fund’s position may not exceed 100% of the Fund’s NAV after taking into account unrealized profits and unrealized losses on any such contract which it has entered into.

Upon entering into a futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as initial margin. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statement of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future. During the six-month period ended April 30, 2018, the Fund used U.S. Treasury futures to efficiently manage U.S. interest rate exposure and hedge the U.S. interest rate risk.

There are significant risks associated with the Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of the Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates;

(2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by the Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, the Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows and/or meet certain obligations at specified intervals based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) or the occurrence of a credit event with respect to an underlying reference obligation (in the case of a credit default swap) for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the amount of the difference between the two payments. Except for currency swaps and credit default swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination of the transaction.

Traditionally, swaps were customized, privately negotiated agreements executed between two parties (“OTC Swaps”) but since 2013, certain swaps are required to be cleared pursuant to rules and regulations related to the Dodd–Frank Wall Street Reform and Consumer Protection Act (“Dodd Frank”) and/or Regulation (EU) No 648/2012 on OTC Derivatives, Central Counterparties and Trade Repositories (“EMIR”) (“Cleared Swaps”). Like OTC Swaps, Cleared Swaps are negotiated bilaterally. Unlike OTC Swaps, the act of clearing results in two swaps executed between each of the parties and a central counterparty (“CCP”), and thus the counterparty credit exposure of the parties is to the CCP rather than to one another. Upon entering into a Cleared Swap, the Fund is required to pledge an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain or loss equal to the variation margin is recognized on a daily basis. When the contract matures or is terminated, the gain or loss is realized and

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

is presented in the Statements of Operations as a net realized gain or loss on swap contracts. As of March 2017, the Fund may be required to provide variation and/or initial margin for OTC Swaps pursuant to further rules and regulations related to Dodd Frank and EMIR. The margin requirements associated with OTC Swaps and Cleared Swaps may not be the same.

The rights and obligations of the parties to a swap are memorialized in either an International Swap Dealers Association, Inc. Master Agreement (“ISDA”) for OTC Swaps or a futures agreement with an OTC addendum for Cleared Swaps (“Clearing Agreement”). These agreements are with certain counterparties whose creditworthiness is monitored on an ongoing basis by risk professionals. Both the ISDA and Clearing Agreement maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of default or termination by one party may give the other party the right to terminate and settle all of its contracts.

Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Fund’s maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by the posting of collateral by the counterparties to the Fund to cover the Fund’s exposure to the counterparty.

Interest Rate Swaps

The Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between the Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Interest rate swap contracts may have a term that is greater than one year, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. Net payments of interest are recorded as realized gains or losses. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from the Fund and changes in the value of swap contracts are recorded as unrealized gains or losses. During the six-month period ended April 30, 2018, the Fund used interest rate swaps to hedge the interest rate risk on the Fund’s Revolving Credit Facility (as defined in Note 9 below).

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2018:

	Asset Derivatives		Liability Derivatives
Derivatives Not Accounted for as Hedging Instruments and Risk Exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps* (interest rate risk)	Variation margin receivable for centrally cleared interest rate swaps	$8,072,704	Variation margin payable for centrally cleared interest rate swaps	$–

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	3,366,897	Unrealized depreciation on forward currency exchange contracts	1,848,116

Futures contracts (interest rate risk)	Variation margin receivable for futures contracts	1,150,678	Variation margin payable for futures contracts	220,377
Total		$12,590,279		$2,068,493

*	The values shown reflect unrealized appreciation/(depreciation) and the values shown in the Statement of Assets and Liabilities reflects variation margin.

Amounts listed as “–” are $0 or round to $0.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities as of April 30, 2018 to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

		Gross Amounts Not Offset in Statement of Assets & Liabilities				Gross Amounts Not Offset in Statement of Assets and Liabilities
Description	Gross Amounts of Assets Presented in Statement of Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Gross Amounts of Liabilities Presented in Statement of Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
		Assets				Liabilities
Forward foreign currency(2)
Citibank	$71,957	$(71,957)	$–	$–	$788,571	$(71,957)	$(716,614)	$–
Goldman Sachs	102,772	–	–	102,772	–	–	–	–
HSBC Bank plc	–	–	–	–	10,062	–	(10,062)	–
Standard Chartered Bank	61,028	–	–	61,028	–	–	–	–
UBS	3,131,140	(1,049,483)	–	2,081,657	1,049,483	(1,049,483)	–	–

1.	In some instances, the actual forwards and swaps collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
2.	Includes financial instruments forwards and swaps which are not subject to a master netting arrangement across funds, or another similar arrangement.
3.	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master netting agreement with the same legal entity.

The Effect of Derivative Instruments on the Statement of Operations for the six-month period ended April 30, 2018:

Derivatives Not Accounted for as Hedging Instruments	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ (Depreciation) on Derivatives
Interest rate swaps (interest rate risk)	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps, Futures Contracts and Foreign Currencies	$(133,795)	$4,670,632

Forward foreign exchange contracts (foreign exchange risk)		7,863,329	(3,358,330)

Futures contracts (interest rate risk)		3,040,707	172,109
Total		$10,770,241	$1,484,411

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity during the six-month period ended April 30, 2018. The table below summarizes the weighted average values of derivatives holdings for the Fund during the six-month period ended April 30, 2018.

Derivative	Average Notional Value
Purchase Forward Foreign Currency Contracts	$214,213,061
Sale Forward Foreign Currency Contracts	216,063,462
Long Futures Contracts	169,006,741
Short Futures Contracts	172,235,607
Interest Rate Swaps	100,000,000

e. Bank Loans:

The Fund may invest in bank loans. Bank loans include floating and fixed-rate debt obligations. Floating rate loans are debt obligations issued by companies or other entities with floating interest rates that reset periodically. Bank loans may include, but are not limited to, term loans, delayed funding loans, bridge loans and revolving credit facilities. Loan interest will primarily take the form of assignments purchased in the primary or secondary market but may include participants. Floating rate loans are secured by specific collateral of the borrower and are senior to most other securities of the borrower (e.g., common stock or debt instruments) in the event of bankruptcy. Floating rate loans are often issued in connection with recapitalizations, acquisitions, leveraged buyouts, and refinancings. Floating rate loans are typically structured and administered by a financial institution that acts as the agent of the lenders participating in the floating rate loan. Floating rate loans may be acquired directly through the agent, as an assignment from another lender who holds a direct interest in the floating rate loan, or as a participation interest in another lender’s portion of the floating rate loan.

The Fund may also enter into, or acquire participation in, delayed funding loans and revolving credit facilities. Delayed funding loans and revolving credit facilities are borrowings in which the Fund agrees to make loans up to a maximum amount upon demand by the borrowing issuer for a specified term. A revolving credit facility differs from a delayed funding loan in that as the borrowing issuer repays the loan, an amount equal to the repayment is again made available to the borrowing issuer under the facility. The borrowing issuer may at any time borrow and repay amounts so long as, in the aggregate, at any given time the amount borrowed does not exceed the maximum amount established by the loan agreement. Delayed funding loans and revolving credit facilities usually provide for floating or variable rates of interest.

There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, illiquid securities risk, and prepayment risk. There is also the possibility that the collateral securing a loan, if any, may be difficult to liquidate or be insufficient to cover the amount owed under the loan. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. In addition, bank loans may settle on a delayed basis, resulting in the proceeds from the sale of such loans not being readily available to make additional investments or to meet the Fund’s redemption obligations. To the extent the extended settlement process gives rise to short-term liquidity needs, the Fund may hold additional cash, sell investments or temporarily borrow from banks or other lenders.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and foreign currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains, net realized long-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

Distributions to Series A Mandatory Redeemable Preferred Shares (the “Series A MRPS”) shareholders are accrued daily and paid quarterly based on an annual rate of 4.125%. The Fund may not pay distributions to its preferred shareholders unless (i) the pro forma asset coverage ratios for the Series A MRPS, as calculated in accordance with the Fitch Ratings total and net overcollateralization tests per the ‘AA’ rating guidelines outlined in Fitch Rating’s closed-end fund criteria, is in excess of 100%, and (ii) the Fund’s

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

asset coverage ratios for the Series A MRPS, as calculated in accordance with the 1940 Act, is in excess of 225%. The character of distributions to Series A MRPS shareholders made during the fiscal year may differ from their ultimate characterization for federal income tax purposes. For tax purposes, the Fund’s distributions to Series A MRPS shareholders for the six-month period ended April 30, 2018 were 100% net investment income.

h. Federal Income Taxes:

For U.S. federal income purposes, the Fund includes a separately identifiable unit called a Qualified Business Unit (“QBU”) (see Internal Revenue Code of 1986, as amended (“IRC”) section 987). The Fund has operated with a QBU for U.S. federal income purposes since 1990. The home office of the Fund is designated as the United States and of the QBU is Australia with a functional currency of Australian dollar. The securities held within the Fund reside within either the QBU or the home office. Australian dollar denominated securities within the Australian QBU generate capital gain/loss (which are translated for U.S. federal income tax purposes into U.S. Dollars based on the weighted average exchange rate for the period) but not currency gain/loss. If a non AUD denominated security were to sit in the AUD QBU and was sold, the sale would generate capital gain/loss as well as currency gain/loss based on the currency exchange between the currency the security is denominated in and the Australian dollar.

Currency gain/loss related to currency exchange between the U.S. Dollar and the QBU functional currency is generated when money is transferred from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the fiscal year to date average exchange rate until which profits are repatriated to U.S. Dollar basis in the QBU (which is generally computed based on the currency exchange rates from when money was transferred into such QBU and from gain/losses generated within such QBU based on the weighted average exchange rates for the periods such gain/loss was recognized). Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under GAAP. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the IRC, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

In addition, when the Fund sells securities within certain countries in which it invests, the capital gains realized may be subject to tax. Based on these market requirements and as required under GAAP, the Fund accrues deferred capital gains tax on securities currently held that have unrealized appreciation within these countries. The amount of deferred capital gains tax accrued is reported on the Statement of Operations as part of the Net Change in Unrealized Appreciation/Depreciation on Investments.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash in segregated accounts for financial futures, swaps, and forward contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

AAMAL serves as investment manager to the Fund, pursuant to a management agreement. Aberdeen Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”) serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement, respectively, with the Investment Manager.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with brokers and dealers to execute

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it. The Investment Adviser and Sub-Adviser are paid by the Investment Manager, not the Fund.

The management agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, 0.55% of Managed Assets between $500 million and $900 million, 0.50% of Managed Assets between $900 million and $1.75 billion and 0.45% of Managed Assets in excess of $1.75 billion. Managed Assets is defined in the management agreement to mean total assets of the Fund, including any form of investment leverage, minus all accrued expenses incurred in the normal course of operations, but not excluding any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility or the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, (iii) the reinvestment of collateral received for securities loaned in accordance with the Fund’s investment objectives and policies, and/or (iv) any other means.

For the six-month period ended April 30, 2018, AAMAL earned $5,202,494 from the Fund for investment management fees.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six-month period ended April 30, 2018, AAMI earned $1,095,501 from the Fund for administration fees.

c. Investor Relations:

Under the terms of the Investor Relations Services Agreement, AAMI provides and/or engages third parties to provide investor relations services to the Fund and certain other funds advised by AAMAL or its affiliates as part of an Investor Relations Program. Under the Investor Relations Services Agreement, the Fund owes a portion of the fees related to the Investor Relations Program (the “Fund’s Portion”). However, investor relations services fees are limited by AAMI so that the Fund will only pay up to an annual rate of 0.05% of the Fund’s average weekly net assets. Any difference between the capped rate of 0.05% of the Fund’s average weekly net assets and the Fund’s Portion is paid for by AAMI.

Pursuant to the terms of the Investor Relations Services Agreement, AAMI (or third parties hired by AAMI), among other things, provides objective and timely information to stockholders based on publicly available information; provides information efficiently through the use of technology while offering stockholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, publishes white papers, magazine articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

During the six-month period ended April 30, 2018, the Fund incurred investor relations fees of approximately $120,045. For the six-month period ended April 30, 2018, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six-month period ended April 30, 2018, were $551,417,959 and $547,452,370, respectively.

5. Capital

The authorized capital of the Fund is 400 million shares of $0.01 par value per share of common stock. During the six-month period ended April 30, 2018, the Fund repurchased 200,000 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2018, there were 251,930,824 shares of common stock issued and outstanding.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

For the six-month period ended April 30, 2018 and fiscal year ended October 31, 2017, the Fund repurchased 200,000 and 1,135,695 shares, respectively, through this program.

7. Preferred Shares

At April 30, 2018, the Fund had 2,000,000 shares of Series A MRPS outstanding with an aggregate liquidation preference of $50,000,000 ($25.00 per share). The following table shows the mandatory redemption date, annual fixed rate, aggregate liquidation preference and estimated fair value of the Series A MRPS at April 30, 2018.

Mandatory Redemption Date	Annual Fixed Rate	Aggregate Liquidation Preference	Estimated Fair Value
June 27, 2023	4.125%	$50,000,000	$48,791,803

Holders of the Series A MRPS are entitled to receive quarterly cumulative cash dividend payments on the first business day following each calendar quarter at an annual fixed rate of 4.125% until maturity. The Series A MRPS were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. Distributions are accrued daily and paid quarterly and are presented in the Statement of Assets and Liabilities as a dividend payable to preferred shareholders. For the six-month period ended April 30, 2018, the Fund paid $1,036,980 in distributions to preferred shareholders.

The Series A MRPS rank senior to all of the Fund’s outstanding shares of common stock and on a parity with shares of any other series of preferred stock as to the payment of dividends to which the shares are entitled and the distribution of assets upon dissolution, liquidation or winding up of the affairs of the Fund.

The estimated fair value of Series A MRPS was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate plus a market spread for the issuance of preferred shares.

The Series A MRPS are redeemable in certain circumstances at the option of the Fund. The Series A MRPS are also subject to mandatory redemption, unless otherwise prohibited by the 1940 Act, if the Fund fails to maintain (1) asset coverage, as determined in accordance with Section 18(h) of the 1940 Act, of at least 225%, with respect to all outstanding preferred stock, as of the last day of any month or (2) eligible assets with an aggregate agency discounted value at least equal to the basic maintenance amount as provided in the Fund’s rating agency guidelines. As of April 30, 2018, the Fund was in compliance with the asset coverage and basic maintenance requirements of the Series A MRPS.

Except for matters which do not require the vote of the holders of the Series A MRPS under the 1940 Act and except as otherwise provided in the Fund’s Charter or Bylaws, or as otherwise required by applicable law, holders of the Series A MRPS have one vote per share and generally vote together with holders of common stock as a single class on all matters submitted to the Fund’s stockholders. The holders of the Series A MRPS, voting separately as a single class, have the right to elect at least two directors of the Fund.

8. Senior Secured Notes

At April 30, 2018, the Fund had $350,000,000 in aggregate principal amount of senior secured notes rated ‘AAA’ by Fitch Ratings outstanding ($100,000,000 in 3.05% Series A Senior Secured Notes due June 12, 2020, $100,000,000 in 3.69% Series B Senior Secured Notes due June 12, 2023, $50,000,000 in 3.87% Series C Senior Secured Notes due February 8, 2032 and $100,000,000 in 3.70% Series D Senior Secured Notes due August 10, 2032) (collectively, the “Notes”). The Notes are secured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank senior to all unsecured and unsubordinated indebtedness and senior to any common or preferred stock pari passu in priority and security with all other secured indebtedness. Holders of the Notes are entitled to receive cash interest payments semi-annually until maturity. The Series A Notes, the Series B Notes, the Series C Notes and the Series D Notes accrue interest at annual fixed rates of 3.05%, 3.69%, 3.87% and 3.70%, respectively.

The Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system.

The Notes may be prepaid in certain limited circumstances at the option of the Fund. The Notes are also subject to optional prepayment to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by the terms of the Notes and is not able to cure the coverage deficiency by the applicable deadline.

The estimated fair value of each series of fixed-rate Notes was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, plus either 1) the spread between the interest rate on recently issued debt and the U.S. Treasury rate with a similar maturity date or 2) if there has not been a recent debt issuance, the spread between the AAA corporate finance debt rate and the U.S. Treasury rate with an equivalent maturity date. The following table shows the

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

maturity date, interest rate, notional/carrying amount and estimated fair value for each series of Notes outstanding at April 30, 2018.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Series A	June 12, 2020	3.05%	$100,000,000	$98,650,774
Series B	June 12, 2023	3.69%	$100,000,000	$98,513,459
Series C	February 8, 2032	3.87%	$50,000,000	$48,447,955
Series D	August 10, 2032	3.70%	$100,000,000	$94,996,456

9. Credit Facility

On April 7, 2017, the Fund renewed its credit agreement providing for a $100,000,000 senior secured 3-year revolving credit loan facility (the “Revolving Credit Facility”) with a syndicate of banks with Bank of America Merrill Lynch, N.A., acting as administrative agent. On June 12, 2013 the Fund entered into a term loan agreement (the “Term Loan Agreement”) providing for $200,000,000 of senior secured term loans (the “Term Loan Facility”) from Bank of America, N.A. On August 10, 2017 proceeds from the Series D Notes were used to pay down $100,000,000 of the Term Loan Facility. At April 30, 2018, the Fund had $100,000,000 outstanding under the Revolving Credit Facility and $100,000,000 outstanding under the Term Loan Facility. Under the terms of the Revolving Credit Facility and the Term Loan Agreement and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings.

For the six-month period ended April 30, 2018, the average interest rate on the Revolving Credit Facility was 2.58% and the average balance of the Revolving Credit Facility was $100,000,000. At the six-month period ended April 30, 2018, pursuant to the Term Loan Agreement, the Term Loan Facility consists of a $100,000,000 term loan facility which accrues interest at 2.38% per annum.

For the six-month period ended April 30, 2018, the average interest rate on the Term Loan Facility was 2.38% and the average balance of the Term Loan Facility was $100,000,000. The interest expense is accrued on a daily basis and is payable on a monthly basis or on the last date of the respective LIBOR period, as applicable, for the Revolving Credit Facility, and payable on the last business day of each of March, June, September and December and the maturity date for the Term Loan Facility.

The estimated fair value of each Term Loan Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value for the Term Loan Facility outstanding as of April 30, 2018.

Series	Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
Term Loan Facility	December 14, 2019	2.38%	$100,000,000	$98,130,769

The Revolving Credit Facility has a term of 3-years and is not a perpetual form of leverage; there can be no assurance that the Revolving Credit Facility will be available for renewal on acceptable terms, if at all. The Term Loan Facility, which initially had a 3-year term, was recently extended to December 14, 2019. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the Revolving Credit Facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period.

The estimated fair value of the Revolving Credit Facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2018.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
April 7, 2020	2.93%	$100,000,000	$98,756,943

10. Risks of Leveraged Capital Structure

The amounts borrowed under the Revolving Credit Facility, the Term Loan Facility and the Notes and other funds obtained through various forms of leverage, including the Series A MRPS, may be invested to return higher rates than the rates pursuant to which interests or dividends are paid under such forms of leverage. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage.

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2018

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the Revolving Credit Facility, the Term Loan Facility and the Notes may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is limited in its ability to declare dividends or other distributions under the terms of the various forms of leverage. In the event of an event of default under either the Revolving Credit Facility or Term Loan Facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. In the event of an event of default under the Note Purchase Agreement, the holders of the Notes have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund).

Each of the Revolving Credit Facility Agreement, the Term Loan Agreement, the Note Purchase Agreement or the Securities Purchase Agreement relating to the Series A MRPS includes usual and customary covenants for the applicable type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser, or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of any and/or all of the forms of leverage. As of April 30, 2018, the Fund was in compliance with all covenants under the agreements relating to the various forms of leverage.

During the six-month period ended April 30, 2018, the Fund incurred fees of approximately $282,031 for the Revolving Credit Facility, Term Loan Facility and Notes.

11. Portfolio Investment Risks

a. Credit and Market Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries.

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency. This risk may impact the Fund more greatly to the extent the Fund does not hedge its currency risk,

Aberdeen Asia-Pacific Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2018

or hedging techniques used by the Investment Manager are unsuccessful.

d. Focus Risk

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

e. Risks Associated with Mortgage-backed Securities:

The value of mortgage-backed securities can fall if the owners of the underlying mortgages default or pay off their mortgages sooner than expected, which could happen when interest rates fall.

f. High-Yield Bonds and Other Lower-Rated Securities Risk

The Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

12. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

13. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2018 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation/ (Depreciation)
$1,884,159,811	$6,404,148	$(45,333,679)	$(38,929,531)

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures or adjustments were required to the financial statements as of April 30, 2018, other than those listed below.

On May 9, 2018 and June 21, 2018, the Fund announced that it will pay on May 31, 2018 and June 29, 2018, a distribution of US $0.035 per share to all shareholders of record as of May 23, 2018 and June 21, 2018, respectively.

On May 31, 2018 the Fund paid down $10,000,000 of the revolving credit facility, bringing the outstanding balance on the credit facility to $90,000,000.

Aberdeen Asia-Pacific Income Fund, Inc.

Supplemental Information (unaudited)

Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 29, 2018 at 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect one Class III Director to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
Martin J. Gilbert	200,305,524	17,253,804	3,298,875

2. To elect one Preferred Share Director to the Board of Directors:

	Votes For	Votes Against	Votes Withheld
William J. Potter	2,000,000	0	0

Directors whose term of office continued beyond the meeting are as follows: P. Gerald Malone, Peter D. Sacks and Neville J. Miles.

John T. Sheehy retired from his position as Director of the Fund on March 29, 2018, pursuant to the Fund’s retirement policy.

Aberdeen Asia-Pacific Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Joseph Andolina, Vice President – Compliance

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kenneth Akintewe, Vice President

Nicholas Bishop, Vice President

Siddharth Dahiya, Vice President

Thomas Drissner, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Lin-Jing Leong, Vice President

Paul Lukaszewski, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 10, 255 George Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Heritage Drive, 3rd Floor

North Quincy, MA 02171

Transfer Agent

Computershare Trust Company, N.A.

PO Box 30170

College Station, TX 77842-3170

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeenstandard.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2018, were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

The common shares of Aberdeen Asia-Pacific Income Fund, Inc. are traded on the NYSE American (formerly, NYSE Market) equities exchange under the symbol “FAX”. Information about the Fund’s net asset value and market price is available at www.aberdeenfax.com

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Asia-Pacific Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

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Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a) Not applicable to semi-annual report on Form N-CSR.

(b) There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2017 through November 30, 2018	0	$0.00	0	25,213,082
December 1, 2017 through December 31, 2018	0	$0.00	0	25,213,082
January 1, 2018 through January 31, 2018	0	$0.00	0	25,213,082
February 1, 2018 through February 28, 2018	0	$0.00	0	25,213,082

March 1, 2018 through March 31, 2018	0	$0.00	0	25,213,082
April 1, 2018 through April 30, 2018	200,000	$4.64	200,000	25,013,082
Total	200,000	$4.64	200,000	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2018, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)

A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Asia-Pacific Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2018

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Asia-Pacific Income Fund, Inc.

Date: July 2, 2018

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5), 12(c)(6) and 12(c)(7) – Distribution notice to stockholders